EXHIBIT 10.1

                      BRILLIANT DIGITAL ENTERTAINMENT, INC.
                       14011 Ventura Boulevard, Suite 501
                             Sherman Oaks, CA 91423

                         Dated as of September 26, 2005

To the Holders of Secured Convertible Promissory Notes of Brilliant Digital Entertainment, Inc. Set
Forth on the Schedule 1 Attached Hereto

         Re:     Amendments to Notes, Loan Documents and Warrants

Gentlemen:

         Reference is made to those certain (i) Secured Convertible Promissory Notes, dated May 23, 2001, issued by the Brilliant Digital Entertainment, Inc., a Delaware corporation ("BDE", collectively, with its subsidiaries, the "COMPANY"), in favor of each of Harris Toibb, Europlay 1, LLC and Preston Ford, Inc., each as previously amended by that certain Amendment No. One to Secured Convertible Promissory Note, dated as of December 19, 2001, and those certain Amendments No. Two, Three, Four and Five to Secured Convertible Promissory Note, dated as of October 4, 2002, December 31, 2003, March 30, 2004 and September 26, 2004, respectively (as amended, each a "MAY CONVERTIBLE NOTE" and collectively, the "MAY CONVERTIBLE NOTES"); (ii) Secured Convertible Promissory Notes, dated December 19, 2001, issued by the Company in favor of each of Harris Toibb and Capel Capital, Ltd., each as previously amended by those certain Amendments No. One, Two, Three and Four to Secured Convertible Promissory Note, dated as of October 4, 2002, December 31, 2003, March 30, 2004 and September 26, 2004, respectively (each a "DECEMBER CONVERTIBLE NOTE" and collectively, the "DECEMBER CONVERTIBLE NOTES"); (iii) Warrants to Purchase Common Stock of Brilliant Digital Entertainment, Inc. in favor of each of Harris Toibb, Europlay 1, LLC and Preston Ford, Inc., dated May 23, 2001, each as previously amended by those certain Amendments No. One, Two and Three to the Warrant to Purchase Common Stock dated as of December 19, 2001, March 30, 2004 and September 26, 2004, respectively, which expire October 4, 2008 (each a "MAY WARRANT" and collectively, the "MAY WARRANTS"), (iv) Warrants to Purchase Common Stock of Brilliant Digital Entertainment, Inc. in favor of Harris Toibb and Capel Capital, Ltd., dated December 19, 2001, each as previously amended by those certain Amendments No. One and Two to the Warrant to Purchase Common Stock dated as of March 30, 2004 and September 26, 2004, respectively, which expire October 4, 2008 (each a "DECEMBER WARRANT" and collectively, the "DECEMBER WARRANTS")
(v) Warrants to purchase Common Stock of Brilliant Digital Entertainment, Inc. in favor of each of the Holders, dated October 4, 2002 as previously amended by Amendment No. One to the Warrant to Purchase Common Stock dated September 26, 2004, which expire October 4, 2008 (each an "OCTOBER WARRANTS" and collectively, the "OCTOBER WARRANTS"); (vi) Warrants to Purchase Common Stock of Brilliant Digital Entertainment, Inc. in favor of Harris Toibb, Europlay 1, LLC, Preston Ford, Inc. and Capel Capital, Ltd. dated as of March 30, 2004 as previously amended by Amendment No. One to the Warrant to Purchase Common Stock dated as of September 26, 2004, which expire October 4, 2008 (each a "MARCH WARRANT" and collectively, the "MARCH WARRANTS") (the May

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Warrants,  the December  Warrants,  the October Warrants and the March Warrants,
together are referred to as the "WARRANTS"); (vii) each of the Purchase Agreements defined in and incorporated by reference in to the May Convertible Notes and the December Convertible Notes as amended by this Agreement; (viii) the Letter Agreement dated March 30, 2004, between the Company and each of the Holders (the "MARCH 2004 LETTER AGREEMENT") and (ix) the Letter Agreement dated as of September 26, 2004, between the Company and each of the Holders (the "SEPTEMBER 2004 LETTER AGREEMENT").

         The May Convertible Notes and the December Convertible Notes (collectively, the "NOTES") had a stated maturity date of December 31, 2003 (the "MATURITY DATE") and the Company notified each of you that it would not be able to pay the amounts outstanding under the May Convertible Notes and the December Convertible Notes on the Maturity Date. As of December 31, 2003, each of you agreed in writing to an extension of the Maturity Date to March 1, 2004 (the "MARCH 2004 MATURITY DATE"). The Company notified each of you that it would not be able to pay the amounts outstanding under the May Convertible Notes and the December Convertible Notes on the March Maturity Date and each of you agreed to an extension of the March Maturity Date to September 26, 2004 (the "SEPTEMBER 2004 MATURITY DATE"). At September 26, 2004 the Notes were in default. Subsequently, as of September 26, 2004, each of you agreed to an extension of the September 2004 Maturity Date to September 26, 2005 (the "SEPTEMBER 2005 MATURITY DATE"). The Company has again notified you that it will not be able to pay the amounts outstanding under the Notes on the Maturity Date.

         This letter agreement (this "AGREEMENT") constitutes the binding agreement of the Company and each of you (each, a "HOLDER"), pursuant to which each Holder and the Company shall amend the Purchase Agreements, the March 2004 Letter Agreement, the September 2004 Letter Agreement, the May Convertible Notes, the May Warrants, the December Convertible Notes, the December Warrants, the October Warrants and the March Warrants on the terms and conditions set forth herein. To the extent that Purchase Agreements, the March 2004 Letter Agreement, the September 2004 Letter Agreement, the May Convertible Notes, the December Convertible Notes, the May Warrants, the December Warrants, the October Warrants or the March Warrants are not amended by this Agreement, directly or indirectly, then the terms thereof, respectively shall remain in full force and effect.

         For good and valuable consideration, receipt of which is hereby acknowledged, the Company and each Holder agree as follows:

         1.       AMENDMENTS TO SECURED PROMISSORY NOTES.

                  1.1 AMENDMENTS. Concurrently with the execution and delivery of this Agreement by each Holder and the Company, the Company and such Holder shall execute and deliver, to the extent applicable to such Holder, (i) that certain Amendment No. Six to Secured Convertible Promissory Note, dated as of September 26, 2005, substantially in the form attached hereto as EXHIBIT A (the "MAY NOTE AMENDMENT"), which May Note Amendment shall amend the Holder's respective May Convertible Note to (A) change the Maturity Date (as defined therein) from September 26, 2005 to March 31, 2006 and (B) change the definition of Purchase Agreement to include the March 2004 Letter Agreement, the September 2004 Letter Agreement, this Agreement and all extension agreements, as amended and (ii) that certain Amendment


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No. Five to Secured Convertible Promissory Note, dated as of September 26, 2005, substantially in the form attached hereto as EXHIBIT B (the "DECEMBER NOTE AMENDMENT" and collectively with the May Note Amendment, the "NOTE AMENDMENTS") (the Notes, as amended to the date of this Agreement and the Note Amendments, collectively, the "SECURED PROMISSORY NOTES"), which December Note Amendment shall amend the Holder's respective December Convertible Note to (A) change the Maturity Date (as defined therein) from September 26, 2005 to March 31, 2006 and(B) change the definition of Purchase Agreement to include the March 2004 Letter Agreement, the September 2004 Letter Agreement, this Agreement and all extension agreements, as amended.

                  1.2 CONVERSION PRICE. Effective upon the Reverse Stock Split (as defined below), the Conversion Price of each Note shall be adjusted to $0.02, which Conversion Price shall remain subject to further adjustment and change as provided in the Purchase Agreement.

                  1.3 THE PURCHASE AGREEMENT, NOTE AMENDMENTS AND LETTER AGREEMENT EXTENSION. Each of the terms and provisions of the Original Purchase Agreement (as defined in the Note Amendments), the May Convertible Notes, the December Convertible Notes, the May Warrants, the December Warrants, the October Warrants, the March Warrants, the Note Amendments set forth in the March 2004 Letter Agreement, the September 2004 Letter Agreement and this Agreement shall continue in full force and effect, unless expressly amended in writing by the Company and the Holders until the later of (A) the Maturity Date of the Notes provided for in this Agreement or (B) the payment in full and performance in full by the Company of all of its obligations under this Agreement or under any of the foregoing agreements.

         2. AMENDMENTS TO WARRANTS. Concurrently with the execution and delivery of this Agreement by each Holder and the Company, the Company and such Holder shall execute and deliver, to the extent applicable to such Holder, that certain (i) Amendment No. Four to the May Warrant dated as of September 26, 2005, substantially in the form attached hereto as Exhibit C (the "MAY WARRANT AMENDMENT") which May Warrant Amendment shall amend the Holder's respective May Warrant to (A) adjust the Purchase Price to $0.02 and (B) confirm that the Purchase Price as adjusted remains subject to further adjustment and change as provided in the May Warrant; (ii) Amendment No. Three to the December Warrant dated as of September 26, 2005, substantially in the form attached hereto as Exhibit D (the "DECEMBER WARRANT AMENDMENT") which December Warrant Amendment shall amend the Holder's respective December Warrant to (A) adjust the Purchase Price to $0.02 and (B) confirm that the Purchase Price, as adjusted remains subject to further adjustment and change as provided in the December Warrant,
(iii) that certain Amendment No. Two to the October Warrant dated as of September 26, 2005, substantially in the form attached hereto as Exhibit E (the "OCTOBER WARRANT AMENDMENT") which October Warrant Amendment shall amend the Holder's respective October Warrant to (A) adjust the Purchase Price to $0.02 and (B) confirm that the Purchase Price as adjusted remains subject to further adjustments and change as provided in the October Warrant, and (iv) that certain Amendment No. Two to the March Warrant dated as of September 26, 2005, substantially in the form attached hereto as Exhibit F (the "MARCH WARRANT AMENDMENT") which March Warrant Amendment shall amend the Holder's respective March Warrant to (A) adjust the Purchase Price to $0.02 and (B) confirm that the Purchase Price as


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adjusted  remains  subject to further  adjustment  and change as provided in the
March Warrant (collectively, the "WARRANT AMENDMENTS").

         3. CONSIDERATION FOR AMENDMENTS. In consideration of each Holder's amendment of the May Convertible Note and/or December Convertible Note, as soon as practicable following receipt by the Company of this Agreement and the May Note Amendment and/or December Note Amendment, as applicable, countersigned by the Holder, the Company shall (i) enter into this Agreement,
(ii) execute and deliver the Warrant Amendments and (iii) issue to each Holder a warrant expiring October 5, 2009 (each an "IMMEDIATE SEPTEMBER WARRANT" and collectively the "IMMEDIATE SEPTEMBER WARRANTS") initially exercisable for a number of shares of Common Stock equal to (a) 111,000,000 multiplied by (b) a percentage determined by dividing the outstanding principal amount of such Holder's May Convertible Note and/or December Convertible Note by the total outstanding principal amount of all Holders' May Convertible Notes and December Convertible Notes, at an exercise price of $0.02 per share. Additionally, the Company shall issue to each Holder a warrant expiring October 5, 2009 effective on the effectiveness of the Reverse Stock Split (as defined below) (each a "SEPTEMBER WARRANT" and collectively, the "SEPTEMBER WARRANTS") initially exercisable for a number of shares of Common Stock equal to (i) one hundred seventy five percent (175%) of the outstanding principal amount (which for purposes of clarity, shall not include accrued but unpaid interest, costs and fees) of the May Convertible Note and/or December Convertible Note being amended by the Holder pursuant to this Agreement, DIVIDED BY (ii) a price (the EXERCISE PRICE") of two cents ($0.02) minus the number of shares underlying the Immediate September Warrant issued to such Holder. Each Immediate September Warrant and each September Warrant shall have an exercise price per share equal to the Exercise Price, and shall otherwise be on the terms set forth in the form of the Immediate September Warrant and the September Warrant attached hereto as EXHIBITS G and H, respectively, to this Agreement.

         4.       INTENTIONALLY DELETED.

         5. EXCESS CASH AND OTHER REQUIRED PAYMENTS. Effective as of September 26, 2005, Section 5.1 of the September 2004 Letter Agreement is deleted (on a going forward basis). In lieu thereof, effective from and after September 26, 2005, the Company shall make the payments to the Holders in accordance with the following Section 5.1 (which is not intended to replace any other provision of the September 2004 Letter Agreement):

                  5.1. OTHER PAYMENTS. Until the Secured Promissory Notes and all of the obligations thereunder and under any and all of the agreements related thereto, including but not limited to the Purchase Agreements, the March 2004 Letter Agreement and the September 2004 Letter Agreement are paid and performed in full, commencing on the date of this Agreement, the Company shall pay cash, in immediately available funds, (i) monthly, in the aggregate amount of Seventy Five Thousand Dollars ($75,000) on the first business day of each month, on a pro rata basis to each Holder directly, to be applied to interest and principal in that order, (ii) quarterly (calculated for these purposes, commencing with the quarter ending September 30, 2005) , not later than 45 days after the end of such quarter, on a pro rata basis to each Holder directly, to be applied to interest and principal in that order, in an amount equal to fifty percent (50%) of any EBITDA in excess of Five Hundred Thousand Dollars ($500,000) determined quarterly from the financial statements contained in the
Company's   consolidated  of  operations  then  most  recently


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filed with the Securities and Exchange Commission (the "SEC"),  which statements of operations are prepared in accordance with generally accepted accounting principles and with the rules and regulations (including Regulation S-X) promulgated under the Securities Exchange Act of 1934 as amended (the "COMPANY FINANCIAL STATEMENTS"), and (iii) as received by the Company, on a pro rata basis to each Holder directly, to be applied to interest and principal in that order, an amount equal to fifty percent (50%) of (A) any increased revenues received from existing sources of revenue for the Company as of the date of this Agreement, and (B) any and all revenues or other cash or property received from any and all new sources of revenue or cash or property after the date of this Agreement; irrespective of the nature of such revenues, cash or property, including but not limited to renegotiated terms of existing contracts, new contracts, sales or other dispositions of assets, royalties, licensing fees or equity or financing transactions.

         6. ACKNOWLEDGEMENT AND AFFIRMATION OF THE NOTES, THE PURCHASE AGREEMENTS, THE MARCH 2004 LETTER AGREEMENT, THE SEPTEMBER 2004 LETTER AGREEMENT AND THE WARRANTS. The Company, and each of Brilliant Studios, Inc. and B3D, Inc (each a "SPECIAL SUBSIDIARY"), acknowledge and agree that (i) the Company is indebted to each Holder in the principal amount set forth on Schedule 1 hereto, plus accrued and unpaid interest and other fees and costs, including an aggregate agreed upon amount of legal fees and costs through September 26, 2005 (inclusive of the Twenty Thousand Dollar ($20,000) Expense Payment addressed in
Section 12 of this Agreement), (ii) the Notes, the Purchase Agreements (as such terms are defined in the Notes), the March 2004 Letter Agreement, the September 2004 Letter Agreement and this Agreement and the Warrants delivered in connection with the Notes, the Immediate September Warrants, the September Warrants, the Purchase Agreements, the March 2004 Letter Agreement, the September 2004 Letter Agreement and the amendments thereof are legal, valid and binding obligations of the Company and are and shall continue, after the amendments to the May Convertible Notes, the May Warrants, the December Convertible Notes, the December Warrants, the October Warrants, the March Warrants, the Immediate September Warrants and the September Warrants contemplated herein, in full force and effect and are hereby confirmed in all respects and the Company hereby reaffirms each and every obligation thereunder and each of the waivers and consents made therein, and (iii) the amounts set forth in clause (i) above and the obligation of the Company to repay the Notes and perform under the Purchase Agreements, the Warrants, the Immediate September Warrants and the September Warrants are absolute and unconditional and not subject to any offset, defenses, claims, counterclaims or disputes. The Company and each Special Subsidiary represents and warrants that it has reread the Notes, the Purchase Agreements, the Warrants, the Immediate September Warrants, the September Warrants, the Note Amendments and the Warrant Amendments and each of the obligations, waivers and consents set forth therein and that its execution of this Agreement and the agreements, acknowledgements and affirmations made herein have been done after consultation with legal counsel and with full knowledge of its significance and consequences and in recognition of the fact that on March 1, 2004 and September 26, 2004 the Company and each Special Subsidiary was, and in the absence of this Agreement on September 26, 2005 will continue to be, in default thereunder.

         7. REVERSE STOCK SPLIT. In partial consideration of the Holders' agreements herein, it is the parties' intent to reduce the Conversion Price of the Notes to $0.02, reduce the exercise price of the Warrants to $0.02 and for the Company to issue the Immediate September Warrants and the September Warrants to the Holders with a exercise price of $0.02. Presently, the


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Company does not have sufficient authorized shares of its Common Stock to effect the reduction of the Conversion Price of the Notes or the exercise of the September Warrants. The Company's Board of Directors has approved a one-for-ten (1-for-10) reverse stock split of the Corporation's Common Stock which requires an amendment to the certificate of incorporation in order to effect the split (the "Reverse Stock Split"), to increase the number of authorized shares available for future grant. As soon as practicable following the date of this Agreement, the Company shall prepare and file with the SEC a preliminary proxy statement (as amended and supplemented, the "PROXY STATEMENT") in connection with the meeting of its stockholders (the "STOCKHOLDERS MEETING"). At the Stockholders Meeting the Company will seek to obtain stockholder approval ("STOCKHOLDER APPROVAL") of an amendment to the Corporation's Certificate of Incorporation to effect the Reverse Stock Split. The Company shall use its commercially reasonable efforts to respond to written comments of the SEC and its staff, if any and, to the extent permitted by law, to cause the Proxy Statement to be mailed to the Company's stockholders as promptly as practicable after responding to all such comments. The Company shall take all commercially reasonable steps necessary to file with the SEC any amendment or supplement to the Proxy Statement so as to correct or amend the same in response to such comments, if any, and cause the Proxy Statement as so corrected or amended to be disseminated to the stockholders of the Company, in each case, in accordance with applicable law. Additionally, the Company agrees to take all other actions necessary to effect the Reverse Stock Split by December 15, 2005, including obtaining a new CUSIP number for the Company's shares of Common Stock and coordinating with the Company's transfer agent for the exchange of stock certificates following the Reverse Stock Split. The Chief Executive Officer of the Company will execute the Pledge Agreement for the benefit of the Holders in the form attached hereto as Exhibit I.

         Although the Company will use commercially reasonable efforts to cause the Reverse Stock Split to be effective by December 15, 2005, if by December 31, 2005 (unless the Proxy Statement is subject to review by the SEC staff, and the comment and response process engaged in by the Company and the SEC staff causes the dissemination of the final Proxy Statement to be delayed beyond December 31, 2005, in which case the December 31, 2005 date shall be extended to January 31,
2006), for any reason or no reason, the Reverse Stock Split is not effective, the September Warrants are not effective or exercisable in accordance with this Agreement or the Conversion Price of the Notes has not been decreased to $0.02, then there shall be default under this Agreement, the Purchase Agreement, the March 2004 Agreement, the September 2004 Agreement, the Notes, the Security Agreement, the Guarantees, the Warrants and all of the amendments to the foregoing which shall result in a default in, and breach of, all obligations of the Company, its subsidiaries and its affiliates (including the Kevin Bermeister Pledge Agreement) under any and all of the foregoing, and the remaining principal amount of the Notes and all accrued interest and other sums or amounts owed there under or under any of the foregoing agreements being due and owing as of such date.

         8. ACKNOWLEDGEMENT AND REAFFIRMATION OF SECURITY AGREEMENTS. The Company, and each subsidiary, hereby acknowledge and agree that (a) the Security and Pledge Agreement, dated as of May 23, 2001, as amended, executed by the Company and each Special Subsidiary (including the Trademark Security Agreement by and between the Company and Harris Toibb as agent for the Holders dated as of June 28, 2001 and the Patent Security Agreement by and between B3D, Inc. and Harris Toibb as agent for the Holders dated as of June 28, 2001) (the "MAY SECURITY AGREEMENT") and (b) the Security and Pledge Agreement, dated as of


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December  19,  2001,  as  amended,  executed  by the  Company  and each  Special
Subsidiary (the "DECEMBER SECURITY AGREEMENT") (i) are legal, valid and binding obligations of the Company and each Special Subsidiary and that no defenses to or claims against the enforcement of the May Security Agreement or the December Security Agreement or the exercise by the Agent of its rights thereunder exist,
(ii) grant to the Agent (as such term is defined therein) a valid, enforceable and perfected security interest in and lien against all of the assets of the Company and of each Special Subsidiary as of such dates and as of the date of the March 2004 Letter Agreement, the September 2004 Letter Agreement and as of the date of this Agreement, and (iii) are and shall continue, after the
amendments  to  the  May  Convertible  Notes  and  December   Convertible  Notes
contemplated herein, in full force and effect and are hereby confirmed in all respects and the Company and each Special Subsidiary hereby reaffirms each and every obligation thereunder and each of the waivers and consents made therein. The Company and each Special Subsidiary agree that all references in the May Security Agreement to the Convertible Notes shall mean and be a reference to the Convertible Notes as amended by the May Note Amendments, the March 2004 Letter Agreement, the September 2004 Letter Agreement, and this Agreement and the Company and each Special Subsidiary agree that all references in the December Security Agreement to the Convertible Notes shall mean and be a reference to the Convertible Notes as amended by the December Note Amendments, the March 2004 Letter Agreement, the September 2004 Letter Agreement and this Agreement. The Company and each Special Subsidiary represents and warrants that it has reread the May Security Agreement and the December Security Agreement and each of the obligations, waivers and consents set forth therein and that its execution of the March 2004 Letter Agreement, the September 2004 Letter Agreement and this Agreement and the agreements, acknowledgements and affirmations made herein and related hereto have been done after consultation with legal counsel and with full knowledge of its significance and consequences and in recognition of the fact that on September 26, 2005, the Company and each Special Subsidiary is, or in the absence of this Agreement, will continue to be, in default thereunder.

         9.       ACKNOWLEDGEMENT AND REAFFIRMATION OF GUARANTEES.

                  (a) Each Special Subsidiary hereby acknowledges and agrees that (i) the Guaranty, dated as of May 23, 2001, executed by each Special Subsidiary (the "MAY GUARANTY") and (ii) the Guaranty, dated as of December 19, 2001, executed by each Special Subsidiary (the "DECEMBER GUARANTY"), (X) are legal, valid and binding obligations of each Special Subsidiary and that no defenses to or claims against the enforcement of the May Guaranty or the December Guaranty or the exercise by the Agent of its rights thereunder exist, and (Y) are and shall continue, after the amendments to the May Convertible Notes and December Convertible Notes contemplated herein and in the March 2004 Letter Agreement and September 2004 Letter Agreement, in full force and effect and are hereby confirmed in all respects and each Subsidiary hereby reaffirms each and every obligation thereunder and each of the waivers and consents made therein. Each Special Subsidiary agrees that all references in the May Guaranty to the Convertible Notes, or words of similar import, shall mean and be a reference to the Convertible Notes as amended by the May Note Amendments, the March 2004 Letter Agreement, the September 2004 Letter Agreement and this Agreement and each Special Subsidiary agrees that all references in the December Guaranty to the Convertible Notes, or words of similar import, shall mean and be a reference to the Convertible Notes as amended by the December Note Amendments, the March 2004 Letter Agreement, the September 2004 Letter Agreement and this


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Agreement.  Any  reference  in  the  May  Guaranty  to  Secured  Obligations  or
Convertible Note Loans shall include, to the extent applicable, the Convertible Notes as amended by the May Note Amendments, the March 2004 Letter Agreement, the September 2004 Letter Agreement and this Agreement and any reference in the December Guaranty to Secured Obligations or Convertible Note Loans shall include, to the extent applicable, the Convertible Notes as amended by the December Note Amendments, the March 2004 Letter Agreement, the September 2004 Letter Agreement and this Agreement.

                  (b) Each Special Subsidiary represents and warrants that it has reread the May Guaranty and the December Guaranty and each of the obligations, waivers and consents set forth therein and that its affirmation of such obligations, waivers and consents herein have been made after consultation with legal counsel and with full knowledge of their significance and consequences, with the understanding that events giving rise to any defense or right waived or released may diminish, destroy, or otherwise adversely affect rights that each Subsidiary otherwise may have against the Company, the Holders, the Agent or against any collateral pledged to the Holders, and that, under the circumstances, the waivers, releases and consents herein given are reasonable and not contrary to public policy or law.

                  (c) Each Subsidiary acknowledges that the amendments to the May Convertible Notes and the December Convertible Notes contemplated in the March 2004 Letter Agreement, the September 2004 Letter Agreement and in this Agreement and the terms of the March 2004 Letter Agreement , the September 2004 Letter Agreement and in this Agreement directly benefit each Subsidiary and that such amendments provide for an extension of the maturity date of the May Convertible Notes and the December Convertible Notes to September 26, 2006, a change in the Conversion Price effective upon the effectiveness of the Reverse Stock Split and the continuation as a default or an event of default thereunder, the failure to pay by the Company or any of its subsidiaries (taken as a whole) (which failure to pay in the case of indebtedness due Sharman Networks Limited or Europlay Capital Advisors, LLC (an amendment to which indebtedness requires consent of the Agent) shall occur following written demand for payment), any principal, interest, premium or other amount payable with respect to any item of indebtedness aggregating One Hundred Thousand Dollars ($100,000) or which would allow for the acceleration or the right to accelerate indebtedness, which would permit the holder of such indebtedness to cause maturity to occur, or which would allow for the commencement or the right to commence remedies with respect thereto and the failure to comply with the provisions of this Agreement, including but not limited to, the obligations to make Excess Payments as set forth in Section 7 of this Agreement.

         10. AUTHORIZATION. The Company and each subsidiary has the full legal right, power and authority to conduct its business and affairs. The Company has the full legal right, power and authority to enter into and perform its obligations under the March 2004 Letter Agreement , the September 2004 Letter Agreement, this Agreement and the Note Amendments. The execution and delivery of this Agreement, the Note Amendments (on effectiveness of the Reverse Stock Split as to the decrease in the Conversion Price), the Warrant Amendments, the Immediate September Warrants and the September Warrants (on effectiveness of the Reverse Stock Split) and the performance by the Company of its obligations hereunder and thereunder, are within the corporate powers of the Company, and have been duly authorized by all necessary corporate action properly taken (with the exception of the shareholder vote required to effect the

Reverse Stock Split and the decrease in the Conversion Price of the Notes and the issuance of the September Warrants). The officer(s) executing this Agreement, the Note Amendments, the Warrant Amendments, the Immediate September Warrants and the September Warrants are duly authorized to act on behalf of the Company. Each subsidiary has the full legal right, power and authority to enter into and perform its obligations under this Agreement. The execution and delivery of this Agreement, and the performance by each subsidiary of its obligations hereunder, are within the corporate powers of each subsidiary, and have been duly authorized by all necessary corporate action properly taken. The officer(s) executing this Agreement are duly authorized to act on behalf of each subsidiary.

         11. PAYMENT OF EXPENSES. The Company hereby agrees to pay all out-of- pocket costs and expenses, including attorney fees, paid or incurred by Harris Toibb in connection with the negotiation, preparation and execution of this Agreement , which the Company agrees is $20,000 (the "EXPENSE PAYMENT"). The Expense Payment shall be paid to Harris Toibb upon the effectiveness of this Agreement.

         12. EFFECTIVENESS. This effectiveness of this Agreement and the obligations of the parties hereunder shall be conditioned upon the execution and delivery of this Agreement by each and all of the parties set forth below.

         13. RELEASE. The Company and each of its subsidiaries and affiliates on behalf of themselves and their respective predecessors, successors, principals, employers, employees, attorneys, heirs, executors, representatives, agents, administrators, insurers and assigns (the "RELEASING PARTIES") do hereby release and discharge each of the Holders in any capacity, whether individual or representative, their predecessors in interest, subsidiaries, affiliates, agents, representatives, attorneys, principals, associates, employees, employers, heirs, executors, administrators, partners, insurers, successors and assigns and each of them and all persons, firms, or corporations with whom any of the former may have been now, or may hereafter be, affiliated jointly or severally (the "RELEASEES") from any and all rights, claims, demands, liabilities, actions, and causes of action, suits, debts, demands, acts, agreements, damages, obligations, costs, fees, expenses, of any nature whatsoever, whether known or unknown, suspected or claimed, matured or unmatured, fixed or contingent, that the Company, its subsidiaries or affiliates or any of them may now have or hereafter may have or claim to have arising from any matter, event, cause or thing occurring from the beginning of time to the date of this Agreement against the Releasees directly or indirectly arising out of or related to any claims, debts, obligations, duties of any nature directly or indirectly concerning or related to the Notes, the Purchase Agreements, the Warrants, the Immediate September Warrants, September Warrants, the Security Agreements, the Guarantees, the amendments to any and all of the foregoing agreements, including those contained in this Agreement, any other agreements in writing or oral which may be directly or indirectly related to the foregoing, including matters relating to the issuance of securities underlying the Notes and the Warrants and the negotiations and actions and inactions directly or indirectly arising from or related to any of the foregoing. By executing this Release, the Releasing Parties expressly waive and relinquish any and all rights they may have under California Civil Code Section 1542, which provides as follows:

                  A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO

                  EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM, MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR.

         14. MISCELLANEOUS. All of the agreements referenced in this Agreement, including the Purchase Agreements, the Secured Promissory Notes, the Security Agreement, the Guaranty, the Warrants, the Immediate September Warrants, the September Warrants, the March 2004 Letter Agreement, and the September 2004 Letter Agreement, to the extent not expressly superceded by or inconsistent with this Agreement, and this Agreement and the exhibits and schedules attached hereto represent the entire agreement between the parties concerning the subject matter hereof, and all oral discussions and prior agreements are merged herein; PROVIDED, if there is a conflict between this Agreement and any other document executed contemporaneously herewith or previously as between the parties hereto with respect to the obligations described herein, the provision of this Agreement shall control. The parties agree that any disputes of controversies with respect to this Agreement shall be governed by the choice of law and other provisions contained in the Notes. This Agreement and the Amendments may be executed in any number of counterparts and by different parties to this Agreement or the Amendments in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same Agreement and Amendment. Any and all action or inaction, decision, forbearance or other consent or determination required to be made by the Holders, as a group, pursuant to this Agreement or otherwise related to the Purchase Agreements, the Secured Promissory Notes, the Security Agreement, the Guaranty, the Warrants, the Immediate September Warrants, September Warrants, the March 2004 Letter Agreement, the September 2004 Letter Agreement or related matters shall be made by the majority vote of the Holders, with each Holder voting a number of votes equal to the outstanding principal amount of the Notes held by such Holder at the time of the determination to be made.

         15. BOOKS, RECORDS, ACCESS. The Company shall, and shall cause each of its subsidiaries to, provide any Holder or any agent of any Holder, full and complete access to their respective properties, to review, examine and make, or request that the Company make, copies of all books and records, including all books of account, to discuss the affairs, finances, assets, accounts, prospects, operations and financial condition of the Company and all its subsidiaries with , and to be advised as to all of the foregoing by its officers, members of management, its advisors, directors, and its accountants (internal and outside professionals), upon request by any such Holder on reasonable notice and at reasonable times. The Company shall make available to each Holder and distribute to each Holder, all internal operating and financial and litigation reports relating to its operations or those of its subsidiaries and shall distribute all such reports prepared for internal use on a regular basis, but in no event not less frequently than on a monthly basis. All such information which is nonpublic, confidential or proprietary, including projections and information provided by an electronic medium, concerning the Company, which shall be prominently marked as "Confidential Information" shall, for purposes of this Agreement, constitute "CONFIDENTIAL INFORMATION". Prior to the disclosure of any Confidential Information to a Holder, the Company will use commercially reasonable efforts to identify to Holder or is advisors, the general nature of the Confidential Information which it proposes to disclosure to the Holder. Prior to the disclosure to a Holder of Confidential Information, such Holder may elect, in its sole and absolute discretion, to not receive such Confidential Information. If a Holder so elects, then such Confidential Information shall not be delivered to such Holder. Each Holder shall hold such Confidential Information in confidence, but may disclose such information (i) to its officers, directors, employees, equity holders, shareholders, partners, consultants, advisors, attorneys, accountants, banks, investment bankers, lenders or agents, (ii) to any person with written consent of the Company, (iii) to any court or government or quasi-governmental agency or regulatory or self regulatory agency or authority, (iv) any other person who advises Holder that it has executed a confidentiality agreement with the Company, and (v) in response to any notice of deposition, interrogatory, request for document, subpoena, civil investigative demand, or similar request (with notice to the Company). Holder acknowledges to the Company that it is aware that federal and state securities laws restrict persons with material nonpublic information about a company obtained directly or indirectly from a company from purchasing or selling securities of such company or from communicating such information to any other person under circumstances in which it is reasonably foreseeable that such person is likely to purchase or sell such securities.

                         (Signatures on Following Pages)

                                     Very truly yours,


                                     BRILLIANT DIGITAL ENTERTAINMENT, INC., a
                                     Delaware corporation


                                     By:        /S/ KEVIN BERMEISTER
                                            ------------------------------------
                                            Kevin Bermeister
                                     Its:   Chief Executive Officer and Acting
                                            Chief Financial Officer


ACCEPTED:

HARRIS TOIBB, as Holder and as Agent

       /S/ HARRIS TOIBB
       ------------------------------------------

EUROPLAY 1, LLC

By:               /S/ MARK DYNE
       ------------------------------------------
       Name:      MARK DYNE
             ------------------------------------
Its:              MANAGER
       ------------------------------------------

PRESTON FORD INC.

By:               /S/ DAVID H. WILSON
       ------------------------------------------
       Name:      DAVID H. WILSON
             ------------------------------------
Its:              PRESIDENT
       ------------------------------------------

CAPEL CAPITAL LTD.

By:               /S/ NICHOLAS R. HANNAH
       ------------------------------------------
       Name:      NICHOLAS R. HANNAH
             ------------------------------------
Its:              AUTHORISED SIGNATORY FOR
       MARLBOROUGH NOMINEE LIMITED
       CORPORATE DIRECTOR

AGREED:

BRILLIANT DIGITAL ENTERTAINMENT, INC.,
a Delaware corporation

By:    /S/ KEVIN BERMEISTER
       ------------------------------------------
       Kevin Bermeister
Its:   Chief Executive Officer and
       Acting Chief Financial Officer


BRILLIANT STUDIOS, INC.


By:    /S/ KEVIN BERMEISTER
       ------------------------------------------
       Kevin Bermeister
Its    President


B3D, INC.


By:    /S/ KEVIN BERMEISTER
       ------------------------------------------
       Kevin Bermeister
Its:   President

                                   SCHEDULE 1
                                  NOTE HOLDERS

                                                                    ORIGINAL
                                            ORIGINAL PRINCIPAL  PRINCIPAL AMOUNT
                                               AMOUNT OF MAY       OF DECEMBER
             NAME OF NOTE HOLDER             CONVERTIBLE NOTE   CONVERTIBLE NOTE
             -------------------             ----------------   ----------------

Harris Toibb ...............................      $2,000,000        $  350,000
     6355 Topanga Canyon Blvd. Suite 411
     Woodland Hills, CA 91367

Europlay 1, LLC ............................      $  214,150              --
     15821 Ventura Blvd., Suite 525
     Encino, California 91436

Preston Ford, Inc. .........................      $   50,000              --
     P.O. Box 98
     Preston, MD 21655

Capel Capital, Ltd. ........................            --          $  400,000
                                                  ----------        ----------
     P.O. Box 212
     Hadsley House
     St. Peter Port
     Guernsey, Channel Islands

Total of Original Principal Amount
     of Notes ..............................      $2,264,150        $  750,000
                                                  ==========        ==========

                                    EXHIBIT A

                             AMENDMENT NUMBER SIX TO
                       SECURED CONVERTIBLE PROMISSORY NOTE


         THIS AMENDMENT NUMBER SIX TO SECURED CONVERTIBLE PROMISSORY NOTE (this "AMENDMENT") is made and entered into as of the 26th day of September, 2005, by and between BRILLIANT DIGITAL ENTERTAINMENT, INC., a Delaware corporation (the "BORROWER"), and __________ ("HOLDER").

                                    RECITALS

          A. The Company has issued in favor of Holder a Secured Convertible Promissory Note, dated as of May 23, 2001, in the original principal amount of $_________, which note has been amended by that certain Amendment No. One to Secured Convertible Promissory Note, dated as of December 19, 2001, by that certain Amendment No. Two to Secured Convertible Promissory Note, dated as of October 4, 2002, by that certain Amendment Number Three to Secured Promissory Note dated as of December 31, 2003, by that certain Amendment No. Four to Secured Convertible Promissory Note, dated as of March 30, 2004, and by that certain Amendment No. Five to Secured Promissory Note, dated as of September 26, 2004 (as amended, the "CONVERTIBLE NOTE").

          B. The Parties are delivering this Amendment pursuant to that certain Letter Agreement, dated as of September 26, 2005.

          C. The Company and Borrower each desire to further amend the Convertible Note to change the Maturity Date and the definition of Purchase Agreement as provided herein.

                                    AGREEMENT

         NOW, THEREFORE, in consideration of the foregoing and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower and Holder hereby agree as follows:

         1. DEFINITIONS. Capitalized terms used herein and not defined herein shall have the meanings given such terms in the Convertible Note. "Purchase Agreement" as used in the Convertible Note shall mean that certain Note and Warrant Purchase Agreement dated as of April 19, 2001 (together with all schedules and exhibits thereto, the "Original Purchase Agreement"), as amended, that certain Letter Agreement dated as of March 30, 2004 by and between Borrower and each Holder, providing for, among other things, an extension of the Maturity Date, that certain Letter Agreement dated as of September 26, 2004 by and between the Borrower and each Holder, providing for, among other things, an additional extension of the Maturity Date, that certain Letter Agreement dated as of September 26, 2005 by and between the Borrower and each Holder, providing for, among other things, an additional extension of the Maturity Date, including, in all cases, the Transaction Documents related thereto, as amended, all of which agreements, including the Transaction Documents, as amended are deemed to be amendments and supplements to the Original Purchase Agreement and thus, a part of the "Purchase Agreement" as defined herein.

         2. MATURITY DATE. The Convertible Note is hereby amended to change the definition of "Maturity Date" therein to mean March 31, 2006.

         3. MISCELLANEOUS. Except as expressly set forth in this Amendment, all of the terms of the Convertible Note shall remain in full force and effect. All references in the Convertible Note to "Convertible Note", "hereunder", "hereof", or words of like import referring to the Convertible Note shall mean and be a reference to the Convertible Note as and to the extent it is amended by this Amendment and any amendments to the Purchase Agreement. All references to the Convertible Note in the Note and Warrant Purchase Agreement, the Security and Pledge Agreement and the Guaranty executed as of May 23, 2001 in connection with the Convertible Note, and in the Investors Rights Agreement executed as of December 19, 2001, shall mean and be a reference to the Convertible Note as and to the extent it is amended by this Amendment and by any amendments to the Purchase Agreement.

         IN WITNESS WHEREOF, the parties hereto have executed this Amendment, or have caused this Amendment to be executed by their duly authorized officers, as of the day and year first above written.

                                     BRILLIANT DIGITAL ENTERTAINMENT, INC.,
                                     a Delaware corporation

                                     By:
                                            ----------------------------------
                                            Kevin Bermeister
                                     Title: Chief Executive Officer and Acting
                                            Chief Financial Officer

                                    EXHIBIT B

                            AMENDMENT NUMBER FIVE TO
                       SECURED CONVERTIBLE PROMISSORY NOTE


         THIS AMENDMENT NUMBER FIVE TO SECURED CONVERTIBLE PROMISSORY NOTE (this "AMENDMENT") is made and entered into as of the 26th day of September, 2005, by and between BRILLIANT DIGITAL ENTERTAINMENT, INC., a Delaware corporation (the "BORROWER"), and ___________ ("HOLDER").

                                    RECITALS

         A. The Company has issued in favor of Holder a Secured Convertible Promissory Note, dated as of December 19, 2001, in the original principal amount of $______ which note has been amended by that certain Amendment No. One to Secured Convertible Promissory Note, dated as of October 4, 2002, that certain Amendment Number Two to Secured Promissory Note dated as of December 31, 2003, that certain Amendment No. Three to Secured Convertible Promissory Note, dated as of March 30, 2004, and that certain Amendment No. Four to Secured Convertible Promissory Note, dated as of September 26, 2004 (as amended, the "CONVERTIBLE NOTE").

         B. The Parties are delivering this Amendment pursuant to that certain Letter Agreement, dated as of September 26, 2005.

         C.  The  Company  and  Borrower   each  desire  to  further  amend  the
Convertible Note to change the Maturity Date as provided herein.

                                    AGREEMENT

         NOW, THEREFORE, in consideration of the foregoing and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower and Holder hereby agree as follows:

         1. DEFINITIONS. Capitalized terms used herein and not defined herein shall have the meanings given such terms in the Convertible Note. "Purchase Agreement" as used in the Convertible Note shall mean that certain Note and Warrant Purchase Agreement dated as of April 19, 2001 (together with all schedules and exhibits thereto, the "Original Purchase Agreement"), as amended, that certain Letter Agreement dated as of March 30, 2004 by and between Borrower and each Holder, providing for, among other things, an extension of the Maturity Date, that certain Letter Agreement dated as of September 26, 2004, by and between Borrower and each Holder, providing for, among other things, an additional extension of the Maturity Date, that certain Letter Agreement dated as of September 26, 2005 by and between the Borrower and each Holder, providing for, among other things, an additional extension of the Maturity Date, including, in all cases, the Transaction Documents related thereto, as amended, all of which agreements, including the Transaction Documents, as amended, are deemed to be amendments and supplements to the Original Purchase Agreement and thus, a part of the "Purchase Agreement" as defined herein.

         2. MATURITY DATE. The Convertible Note is hereby amended to change the definition of "Maturity Date" therein to mean March 31, 2006.

         3. MISCELLANEOUS. Except as expressly set forth in this Amendment, all of the terms of the Convertible Note shall remain in full force and effect. All references in the Convertible Note to "Convertible Note", "hereunder", "hereof', or words of like import referring to the Convertible Note shall mean and be a reference to the Convertible Note as and to the extent it is amended by this Amendment and any amendments to the Purchase Agreement. All references to the Convertible Note in the Note and Warrant Purchase Agreement, the Security and Pledge Agreement, the Investors Rights Agreement and the Guaranty executed as of December 19, 2001 in connection with the Convertible Note shall mean and be a reference to the Convertible Note as and to the extent it is amended by this Amendment and any amendments to the Purchase Agreement.

         IN WITNESS WHEREOF, the parties hereto have executed this Amendment, or have caused this Amendment to be executed by their duly authorized officers, as of the day and year first above written.

                                      BRILLIANT DIGITAL ENTERTAINMENT, INC.,
                                     a Delaware corporation

                                     By:
                                            ----------------------------------
                                            Kevin Bermeister
                                     Title: Chief Executive Officer and Acting
                                            Chief Financial Officer

                                    EXHIBIT C

                              AMENDMENT NO. FOUR TO
                        WARRANT TO PURCHASE COMMON STOCK
                                       OF
                      BRILLIANT DIGITAL ENTERTAINMENT, INC.

         THIS AMENDMENT NO. FOUR TO WARRANT TO PURCHASE COMMON STOCK (the "AMENDMENT"), is made and entered into as of the 26th day of September, 2005, by and between BRILLIANT DIGITAL ENTERTAINMENT, INC., a Delaware corporation (the "CORPORATION"), and _____________ (the "HOLDER").

         A. The Holder is the holder of that certain Warrant to Purchase Common Stock No. ___ dated as of May 23, 2001, issued to the Holder by the Corporation, as amended by that certain Amendment Number One to the Warrant to Purchase Common Stock, dated December 19, 2001, as further amended by that certain Amendment Number 2 to the Warrant to Purchase Common Stock, dated March 30, 2004, and as further amended by that certain Amendment Number Three to the Warrant to Purchase Common Stock, dated September 26, 2004 (as amended, the "WARRANT").

         B. In connection with the transactions contemplated by that certain Letter Agreement by and between the Corporation and Holder dated as of September 26, 2005, the parties have agreed to amend certain terms of the Warrant in accordance with the terms hereof.

         NOW, THEREFORE, in consideration of the premises and agreements set forth herein, and for other good and valuable consideration, the mutual receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereby agree as follows:

         1. In the first paragraph of the Warrant, which commences with the terms "THIS CERTIFIES THAT," the amount "$0.07" is hereby deleted wherever it appears in such paragraph and the amount "$0.02" is inserted in lieu thereof.

         2. Except as expressly modified herein, all terms and conditions of the Warrant are hereby ratified, confirmed and approved and shall remain in full force and effect. In the event of any conflict or inconsistency between this Amendment and the Warrant, this Amendment shall govern.

         IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first set forth above.

                                        Brilliant Digital Entertainment, Inc.


------------------------------------    ----------------------------------------
                                        By

                                        KEVIN BERMEISTER
                                        (Printed Name)


                                        CHIEF EXECUTIVE OFFICER AND ACTING CHIEF
                                        FINANCIAL OFFICER
                                        (Title)

                                    EXHIBIT D

                               AMENDMENT NO. THREE
                       TO WARRANT TO PURCHASE COMMON STOCK
                                       OF
                      BRILLIANT DIGITAL ENTERTAINMENT, INC.

         THIS AMENDMENT NO. THREE TO WARRANT TO PURCHASE COMMON STOCK (the "AMENDMENT"), is made and entered into as of the 26th day of September, 2005, by and between BRILLIANT DIGITAL ENTERTAINMENT, INC., a Delaware corporation (the "CORPORATION"), and ___________ (the "HOLDER").

         A. The Holder is the holder of that certain Warrant to Purchase Common Stock No. __ dated as of December 19, 2001, issued to the Holder by the Corporation, as amended by that certain Amendment Number One to the Warrant to Purchase Common Stock, dated March 30, 2004, and as further amended by that certain Amendment Number Two to the Warrant to Purchase Common Stock, dated September 26, 2004 (as amended, the "WARRANT").

         B. In connection with the transactions contemplated by that certain Letter Agreement by and between the Corporation and Holder dated as of September 26, 2005, the parties have agreed to amend certain terms of the Warrant in accordance with the terms hereof.

         NOW, THEREFORE, in consideration of the premises and agreements set forth herein, and for other good and valuable consideration, the mutual receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereby agree as follows:

         1. In the first paragraph of the Warrant, which commences with the terms "THIS CERTIFIES THAT," the amount "$0.07" is hereby deleted wherever it appears in such paragraph and the amount "$0.02" is inserted in lieu thereof.

         2. Except as expressly modified herein, all terms and conditions of the Warrant are hereby ratified, confirmed and approved and shall remain in full force and effect. In the event of any conflict or inconsistency between this Amendment and the Warrant, this Amendment shall govern.

         IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first set forth above.

                                        Brilliant Digital Entertainment, Inc.


------------------------------------    ----------------------------------------
                                        By

                                        KEVIN BERMEISTER
                                        (Printed Name)


                                        CHIEF EXECUTIVE OFFICER AND ACTING CHIEF
                                        FINANCIAL OFFICER
                                        (Title)

                                    EXHIBIT E

                                AMENDMENT NO. TWO
                       TO WARRANT TO PURCHASE COMMON STOCK
                                       OF
                      BRILLIANT DIGITAL ENTERTAINMENT, INC.

         THIS AMENDMENT NO. TWO TO WARRANT TO PURCHASE COMMON STOCK (the "AMENDMENT"), is made and entered into as of the 26th day of September, 2005, by and between BRILLIANT DIGITAL ENTERTAINMENT, INC., a Delaware corporation (the "CORPORATION"), and ___________ (the "HOLDER").

         A. The Holder is the holder of that certain Warrant to Purchase Common Stock No. __ dated as of October 4, 2002, issued to the Holder by the Corporation, and as amended by that certain Amendment Number One to the Warrant to Purchase Common Stock, dated September 26, 2004 (the "WARRANT").

         B. In connection with the transactions contemplated by that certain Letter Agreement by and between the Corporation and Holder dated as of September 26, 2005, the parties have agreed to amend certain terms of the Warrant in accordance with the terms hereof.

         NOW, THEREFORE, in consideration of the premises and agreements set forth herein, and for other good and valuable consideration, the mutual receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereby agree as follows:

         1. In the first paragraph of the Warrant, which commences with the terms "THIS CERTIFIES THAT," the amount "$0.07" is hereby deleted wherever it appears in such paragraph and the amount "$0.02" is inserted in lieu thereof.

         2. Except as expressly modified herein, all terms and conditions of the Warrant are hereby ratified, confirmed and approved and shall remain in full force and effect. In the event of any conflict or inconsistency between this Amendment and the Warrant, this Amendment shall govern.

         IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first set forth above.

                                        Brilliant Digital Entertainment, Inc.


------------------------------------    ----------------------------------------
                                        By

                                        KEVIN BERMEISTER
                                        (Printed Name)


                                        CHIEF EXECUTIVE OFFICER AND ACTING CHIEF
                                        FINANCIAL OFFICER
                                        (Title)

                                    EXHIBIT F

                                AMENDMENT NO. TWO
                       TO WARRANT TO PURCHASE COMMON STOCK
                                       OF
                      BRILLIANT DIGITAL ENTERTAINMENT, INC.

         THIS AMENDMENT NO. TWO TO WARRANT TO PURCHASE COMMON STOCK (the "AMENDMENT"), is entered into as of the 26th day of September, 2005, by and between BRILLIANT DIGITAL ENTERTAINMENT, INC., a Delaware corporation (the "CORPORATION"), and ___________ (the "HOLDER").

         A. The Holder is the holder of that certain Warrant to Purchase Common Stock No. __ dated as of March 30, 2004, issued to the Holder by the Corporation, and as amended by that certain Amendment Number One to the Warrant to Purchase Common Stock, dated September 26, 2004 (the "WARRANT").

         B. In connection with the transactions contemplated by that certain Letter Agreement by and between the Corporation and Holder dated as of September 26, 2005, the parties have agreed to amend certain terms of the Warrant in accordance with the terms hereof.

         NOW, THEREFORE, in consideration of the premises and agreements set forth herein, and for other good and valuable consideration, the mutual receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereby agree as follows:

         1. In the first paragraph of the Warrant, which commences with the terms "THIS CERTIFIES THAT," the amount "$0.07" is hereby deleted wherever it appears in such paragraph and the amount "$0.02" is inserted in lieu thereof.

         2. Except as expressly modified herein, all terms and conditions of the Warrant are hereby ratified, confirmed and approved and shall remain in full force and effect. In the event of any conflict or inconsistency between this Amendment and the Warrant, this Amendment shall govern.

         IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first set forth above.

                                        Brilliant Digital Entertainment, Inc.


------------------------------------    ----------------------------------------
                                        By

                                        KEVIN BERMEISTER
                                        (Printed Name)


                                        CHIEF EXECUTIVE OFFICER AND ACTING CHIEF
                                        FINANCIAL OFFICER
                                        (Title)

                                    EXHIBIT G


                        WARRANT TO PURCHASE COMMON STOCK
                                       OF
                      BRILLIANT DIGITAL ENTERTAINMENT, INC.



THIS WARRANT AND THE SECURITIES ISSUABLE HEREUNDER HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY OTHER APPLICABLE SECURITIES LAWS AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND SUCH OTHER SECURITIES LAWS. NEITHER THIS WARRANT NOR THE SECURITIES ISSUABLE HEREUNDER MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED, HYPOTHECATED OR OTHERWISE DISPOSED OF, EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO A TRANSACTION THAT IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION.
------------------------------------------------------------------------------


                        WARRANT TO PURCHASE COMMON STOCK
                                       OF
                      BRILLIANT DIGITAL ENTERTAINMENT, INC.

NO. ____                                                      September 26, 2005

THIS CERTIFIES THAT, for value received, ________________, or its permitted registered assigns ("HOLDER"), is entitled, subject to the terms and conditions of this Warrant, at any time or from time to time commencing after the issuance date of this Warrant (the "EFFECTIVE DATE"), and before 5:00 p.m. Pacific Time on October 5, 2009 (the "EXPIRATION DATE"), to purchase from Brilliant Digital Entertainment, Inc., a Delaware corporation (the "COMPANY"), up to __________ shares of Common Stock of the Company at an exercise price per share equal to $0.02 (the "PURCHASE PRICE"). Both the number of shares of Common Stock purchasable upon exercise of this Warrant and the Purchase Price are subject to adjustment and change as provided herein.

1. CERTAIN DEFINITIONS. As used in this Warrant the following terms shall have the following respective meanings:

         1.1 "FAIR MARKET VALUE" of a share of Common Stock as of a particular date shall mean:

                  (a) If traded on a securities exchange or the Nasdaq National Market, the Fair Market Value shall be deemed to be the average of the closing prices of the Common Stock of the Company on such exchange or market over the five (5) trading days ending immediately prior to the applicable date of valuation;

                  (b) If traded over-the-counter, the Fair Market Value shall be deemed to be the average of the closing bid and asked quotations averaged over the fifteen
                           (15)-day period ending immediately prior to the applicable date of valuation; and

                  (c) If there is no public market, the Fair Market Value shall be the value thereof, as agreed upon in good faith by the Company and the Holder; provided, however, that if the Company and the Holder cannot agree on such value, such value shall be determined by an independent valuation firm experienced in valuing businesses jointly selected in good faith by the Company and the Holder. Fees and expenses of the valuation firm shall be paid for by the Company.

         1.2 "REGISTERED HOLDER" shall mean any Holder in whose name this Warrant is registered upon the books and records maintained by the Company.

         1.3 "WARRANT" as used herein, shall include this Warrant and any warrant delivered in substitution or exchange therefor as provided herein.

         1.4 "COMMON STOCK" shall mean the Common Stock of the Company and any other securities at any time receivable or issuable upon exercise of this Warrant.

2.       EXERCISE OF WARRANT

         2.1 PAYMENT. Subject to compliance with the terms and conditions of this Warrant and applicable securities laws, this Warrant may be exercised, in whole or in part at any time or from time to time after the Effective Date, and on or before the Expiration Date by the delivery (including, without limitation, delivery by facsimile) of the form of Notice of Exercise attached hereto as EXHIBIT 1 (the "NOTICE OF
                  EXERCISE"), duly executed by the Holder, at the principal office of the Company, and as soon as practicable after such date, surrendering

                  (a) this Warrant at the principal office of the Company, and

                  (b) payment in cash (by check) or by wire transfer of an amount equal to the product obtained by multiplying the number of shares of Common Stock being purchased upon such exercise by the then effective Purchase Price (the "EXERCISE AMOUNT").

         2.2 NET ISSUE EXERCISE. In lieu of the payment methods set forth in SECTION 2.1(b) above, the Holder may elect to exchange all or some of this Warrant for shares of Common Stock equal to the value of the amount of the Warrant being exchanged on the date of exchange. If Holder elects to exchange this Warrant as provided in this SECTION 2.2, Holder shall tender to the Company the Warrant for the amount being exchanged, along with written notice of Holder's election to exchange some or all of the Warrant, and the Company shall issue to Holder the number of shares of the Common Stock computed using the following formula:

                           X =    Y (A-B)
                                -----------
                                     A

                       Where:   X = the  number of shares of Common  Stock to be
                                    issued to Holder.
                                Y = the   number  of  shares  of  Common   Stock
                                    purchasable under the amount of the Warrant being exchanged (as adjusted to the date of such calculation).
                                A = the Fair  Market  Value of one  share of the
                                    Common Stock.
                                B = Purchase  Price (as  adjusted to the date of
                                    such calculation).

         2.3 STOCK CERTIFICATES; FRACTIONAL SHARES. As soon as practicable on or after the date of any exercise of this Warrant but in any event within 5 business days after its receipt of the Exercise Amount, the Company shall issue and deliver to the person or persons designated by the Holder a certificate or certificates for the aggregate number of whole shares of Common Stock issuable upon such exercise, together with cash in lieu of any fraction of a share equal to such fraction of the current Fair Market Value of one whole share of Common Stock as of such date of exercise. No fractional shares or scrip representing fractional shares shall be issued upon an exercise of this Warrant.

         2.4 PARTIAL EXERCISE; EFFECTIVE DATE OF EXERCISE. In case of any partial exercise of this Warrant, the Company shall cancel this Warrant upon surrender hereof and shall execute and deliver a new Warrant of like tenor and date for the balance of the shares of Common Stock purchasable hereunder. This Warrant shall be deemed to have been exercised immediately prior to the close of business on the date of its surrender for exercise as provided above. The person entitled to receive the shares of Common Stock issuable upon exercise of this Warrant shall be treated for all purposes as the holder of record of such shares as of the close of business on the date the Company receives the Notice of Exercise, subject to receipt of the Exercise Amount.

         2.5      VESTING. The warrants shall vest fully upon issuance.

3. VALID ISSUANCE: TAXES. All shares of Common Stock issued upon the exercise of this Warrant shall be validly issued, fully paid and non-assessable. The Company shall not be required to pay any tax or other charge imposed in connection with any transfer involved in the issuance of any certificate for shares of Common Stock in any name other than that of the Registered Holder of this Warrant, and in such case the Company shall not be required to issue or deliver any stock certificate or security until such tax or other charge has been paid, or it has been established to the Company's reasonable satisfaction that no tax or other charge is due.

4. ADJUSTMENT OF PURCHASE PRICE AND NUMBER OF SHARES. The number of shares of Common Stock issuable upon exercise of this Warrant (or any shares of stock or other securities or property receivable or issuable upon exercise of this Warrant) and the Purchase Price are subject to adjustment upon occurrence of the following events:

         4.1 ADJUSTMENT FOR STOCK SPLITS, STOCK SUBDIVISIONS OR COMBINATIONS OF SHARES. The Purchase Price of this Warrant shall be proportionally decreased and the number of shares of Common Stock issuable upon exercise of this Warrant (or any shares of stock or other securities at the time issuable upon exercise of this Warrant) shall be proportionally increased to reflect any stock split or other subdivision of the Company's Common Stock. The Purchase Price of this Warrant shall be proportionally increased and the number of shares of Common Stock issuable upon exercise of this Warrant (or any shares of stock or other securities at the time issuable upon exercise of this Warrant) shall be proportionally decreased to reflect any reverse stock split, consolidation or combination of the Company's Common Stock.

         4.2 ADJUSTMENT FOR DIVIDENDS OR DISTRIBUTIONS OF STOCK OR OTHER SECURITIES OR PROPERTY. In case the Company shall make or issue, or shall fix a record date for the determination of eligible holders entitled to receive, a dividend or other distribution with respect to the Common Stock (or any shares of stock or other securities at the time issuable upon exercise of the Warrant) payable in (a) securities of the Company (including debt instruments) or (b) assets (excluding cash dividends paid or payable solely out of retained earnings), then, in each such case, the Holder of this Warrant on exercise hereof at any time after the consummation, effective date or record date of such dividend or other distribution, shall receive, in addition to the shares of Common Stock (or such other stock or securities) issuable on such exercise prior to such date, and without the payment of additional consideration therefor, the securities or such other assets of the Company to which such Holder would have been entitled upon such date if such Holder had exercised this Warrant on the date hereof and had thereafter, during the period from the date hereof to and including the date of such exercise, retained such shares and all such additional securities or other assets distributed with respect to such shares as aforesaid during such period giving effect to all adjustments called for by this SECTION 4.

         4.3 RECLASSIFICATION. If the Company, by reclassification of securities or otherwise, shall change any of the securities as to which purchase rights under this Warrant exist into the same or a different number of securities of any other class or classes, this Warrant shall thereafter represent the right to acquire such number and kind of securities as would have been issuable as the result of such change with respect to the securities that were subject to the purchase rights under this Warrant immediately prior to such reclassification or other change, and the Purchase Price therefore shall be appropriately adjusted, all subject to further adjustment as provided in this SECTION 4. No adjustment shall be made pursuant to this SECTION 4.3 upon any conversion or redemption of the Common Stock which is the subject of SECTION 4.5.

         4.4 ADJUSTMENT FOR CAPITAL REORGANIZATION, MERGER OR CONSOLIDATION. In case of any capital reorganization of the capital stock of the Company (other than a combination, reclassification, exchange or subdivision of shares otherwise provided for herein), or any merger or consolidation of the Company with or into another corporation, or the sale of all or substantially all the assets of the Company then, and in each such case, as a part of such reorganization, merger, consolidation, sale or transfer, lawful provision shall be made so that the Holder of this Warrant shall thereafter be entitled to receive upon exercise of this Warrant, during the period specified herein and upon payment of the Purchase Price then in effect, the number of shares of stock or other securities or property (including cash) to which the holder of the shares deliverable upon exercise of this Warrant would have been entitled to receive in such reorganization, consolidation, merger, sale or transfer if this Warrant had been exercised immediately before such reorganization, merger, consolidation, sale or transfer, all subject to further adjustment  as  provided  in this  SECTION  4.  The  foregoing provisions of this SECTION 4.4 shall similarly apply to successive reorganizations, consolidations, mergers, sales and transfers and to the stock or securities of any other corporation that are at the time receivable upon the exercise of this Warrant. If the per-share consideration payable to the Holder hereof for shares in connection with any such transaction is in a form other than cash or marketable securities, then the value of such consideration shall be the value as agreed upon in good faith by the Company and the Holder; provided, however, that if the Company and the Holder cannot agree on such value, such value shall be determined by an independent valuation firm experienced in valuing such property jointly selected in good faith by the Company and the Holder. All Fees and expenses of the valuation firm shall be paid for by the Company. In all events, appropriate adjustment (as determined in good faith by the Company's Board of Directors) shall be made in the application of the provisions of this Warrant with respect to the rights and interests of the Holder after the transaction, to the end that the provisions of this Warrant shall be applicable after that event, as near as reasonably may be, in relation to any shares or other property deliverable after that event upon exercise of this Warrant.

         4.5 CONVERSION OF COMMON STOCK. In case all or any portion of the authorized and outstanding shares of Common Stock of the Company are redeemed or converted or reclassified into other securities or property pursuant to the Company's Certificate of Incorporation or otherwise, or the Common Stock otherwise ceases to exist, then, in such case, the Holder of this Warrant, upon exercise hereof at any time after the date on which the Common Stock is so redeemed or converted, reclassified or ceases to exist (the "TERMINATION DATE"), shall receive, in lieu of the number of shares of Common Stock that would have been issuable upon such exercise immediately prior to the Termination Date, the securities or property that would have been received if this Warrant had been exercised in full and the Common Stock received thereupon had been simultaneously converted immediately prior to the Termination Date, all subject to further adjustment as provided in this Warrant. Additionally, the Purchase Price shall be immediately adjusted such that the aggregate Purchase Price of the maximum number of securities or other property for which this Warrant is exercisable immediately after the Termination Date is equal to the aggregate Purchase Price of the maximum number of shares of Common Stock for which this Warrant was exercisable immediately prior to the Termination Date, all subject to further adjustment as provided herein.

5. CERTIFICATE AS TO ADJUSTMENTS. In each case of any adjustment in the Purchase Price, or number or type of shares issuable upon exercise of this Warrant, the Chief Financial Officer or Controller of the Company shall compute such adjustment in accordance with the terms of this Warrant and prepare a certificate setting forth such adjustment and showing in detail the facts upon which such adjustment is based, including a statement of the adjusted Purchase Price. The Company shall promptly send (by facsimile and by either first class mail, postage prepaid or overnight delivery) a copy of each such certificate to the Holder. In addition, if at any time prior to the Expiration Date:

         5.1      the  Company  shall  declare  any  dividend   payable  in  any
                  securities or make any distribution to its stockholders;

         5.2 the Company shall offer to its stockholders as a class any additional shares of Common Stock or securities convertible into Common Stock or any right to subscribe to Common Stock or securities convertible or exchangeable into Common Stock; or

         5.3 a dissolution or winding up of the Company (other than in connection with a consolidation, merger or sale of all or substantially all of its property, assets and business as an entirety) shall be proposed;

         then in any one or more of such events, the Company shall give notice in writing of such event to the Holder at least 10 days prior to the date fixed as a record date or the date of closing the transfer books for the determination of the stockholders entitled to such dividend, distribution or subscription rights, or for the determination of stockholders entitled to vote on such proposed dissolution, liquidation or winding up. Such notice shall specify such record date or date of the closing of the transfer books, as the case may be.

6. LOSS OR MUTILATION. Upon receipt of evidence reasonably satisfactory to the Company of the ownership of and the loss, theft, destruction or mutilation of this Warrant, and of indemnity reasonably satisfactory to it, and (in the case of mutilation) upon surrender and cancellation of this Warrant, the Company will execute and deliver in lieu thereof a new Warrant of like tenor as the lost, stolen, destroyed or mutilated Warrant.

7. RESERVATION OF COMMON STOCK. The Company hereby covenants that at all times there shall be reserved for issuance and delivery upon exercise of this Warrant such number of shares of Common Stock or other shares of capital stock of the Company as are from time to time issuable upon exercise of this Warrant and, from time to time, will take all steps necessary to amend its Certificate of Incorporation to provide sufficient reserves of shares of Common Stock issuable upon exercise of this Warrant. All such shares shall be duly authorized, and when issued upon such exercise, shall be validly issued, fully paid and non-assessable, free and clear of all liens, security interests, charges and other encumbrances or restrictions on sale and free and clear of all preemptive rights, except encumbrances or restrictions arising under federal or state securities laws. Issuance of this Warrant shall constitute full authority to the Company's Officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for shares of Common Stock upon the exercise of this Warrant.

8. TRANSFER AND EXCHANGE. Subject to the terms and conditions of this Warrant and compliance with all applicable securities laws, this Warrant and all rights hereunder may be transferred to any Registered Holder's parent, subsidiary or affiliate or to any officer, director, partner or member of any such parent, subsidiary or affiliate, in whole or in part, on the books of the Company maintained for such purpose at the principal office of the Company referred to above, by the Registered Holder hereof in person, or by duly authorized attorney, upon surrender of this Warrant properly endorsed and upon payment of any necessary transfer tax or other governmental charge imposed upon such transfer. Upon any permitted partial transfer, the Company will issue and deliver to the Registered Holder a new Warrant or Warrants with respect to the shares of Common Stock not so transferred. Each taker and holder of this Warrant, by taking or holding the same, consents and agrees that when this Warrant shall have been so endorsed, the person in possession of this Warrant may be treated by the Company, and all other persons dealing with this Warrant, as the absolute owner hereof for any purpose and as the person entitled to exercise the rights represented hereby, any notice to the contrary notwithstanding; provided, however that until a transfer of this Warrant is duly registered on the books of the Company, the Company may treat the Registered Holder hereof as the owner for all purposes.

9. RESTRICTIONS ON TRANSFER. By acceptance hereof, the Holder acknowledges that this Warrant and the capital stock of the Company that may be issued upon its exercise have not been registered under the Securities Act, and Holder agrees not to sell, pledge, distribute, offer for sale, transfer or otherwise dispose of this Warrant or any capital stock issued upon its exercise in the absence of (i) an effective registration statement under the Securities Act as to this Warrant or such securities and registration or qualification of this Warrant or such securities under any applicable Blue Sky or state securities laws then in effect, or (ii) an opinion of counsel, reasonably satisfactory to the Company, that such registration and qualification are not required. In the reasonable discretion of the Company, the Company may condition any transfer of all or any portion of this Warrant or the capital stock of the Company that may be issued upon its exercise (other than a disposition satisfying the conditions set forth in clause
         (i) of SECTION 9(i) above) upon the transferee's delivery to the Company of a written agreement, in form and substance reasonably satisfactory to the Company, whereby the transferee makes such representations and warranties to and for the benefit of the Company as are comparable to the representations and warranties of the Holder set forth in SECTION 10 below.

10. COMPLIANCE WITH SECURITIES LAWS. By acceptance of this Warrant, the Holder hereby represents, warrants and covenants that any shares of stock purchased upon exercise of this Warrant shall be acquired for investment only and not with a view to, or for sale in connection with, any distribution thereof; that the Holder has had such opportunity as such Holder has deemed adequate to obtain from representatives of the Company such information as is necessary to permit the Holder to evaluate the merits and risks of its investment in the Company; that the Holder is able to bear the economic risk of holding such shares as may be acquired pursuant to the exercise of this Warrant for an indefinite period; that the Holder understands that the shares of stock acquired pursuant to the exercise of this Warrant will not be registered under the 1933 Act (unless otherwise registered pursuant to exercise by the Holder of the registration rights, if any, granted to the Registered Holder) and will be "restricted securities" within the meaning of Rule 144 under the 1933 Act and that the exemption from registration under Rule 144 will not be available for at least one (1) year from the date of exercise of this Warrant, subject to any special treatment by the SEC for exercise of this Warrant pursuant to SECTION 2.2, and even then will not be available unless a public market then exists for the stock, adequate information concerning the Company is then available to the public, and other terms and conditions of Rule 144 are complied with; and that all stock certificates representing shares of stock issued to the Holder upon exercise of this Warrant or upon conversion of such shares may have affixed thereto a legend substantially in the following form:

                  THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY OTHER APPLICABLE SECURITIES LAWS AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND SUCH OTHER SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED, HYPOTHECATED OR OTHERWISE DISPOSED OF, EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO A TRANSACTION THAT IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION.

11. NO RIGHTS OR LIABILITIES AS STOCKHOLDERS. This Warrant shall not entitle the Holder to any voting rights or other rights as a stockholder of the Company. In the absence of affirmative action by such Holder to purchase Common Stock by exercise of this Warrant or Common Stock upon conversion thereof, no provisions of this Warrant, and no enumeration herein of the rights or privileges of the Holder hereof shall cause such Holder hereof to be a stockholder of the Company for any purpose.

12. NOTICES. Except as may be otherwise provided herein, all notices, requests, waivers and other communications made pursuant to this Agreement shall be in writing and shall be conclusively deemed to have been duly given (a) when hand delivered to the other party; (b) when received when sent by facsimile at the address and number set forth below; (c) three business days after deposit in the U.S. mail with first class or certified mail receipt requested postage prepaid and addressed to the other party as set forth below; or (d) the next business day after deposit with a national overnight delivery service, postage prepaid, addressed to the parties as set forth below with next-business-day delivery guaranteed, provided that the sending party receives a confirmation of delivery from the delivery service provider.

         To Holder:                        To the Company:
                                           BRILLIANT DIGITAL ENTERTAINMENT, INC.
                                           14011 Ventura Blvd., Suite 501
                                           Sharman Oaks, CA 91423
         Attn:                             Attn:    Chief Financial Officer
         Fax Number:                       Fax Number:       (818) 386-2179

         Each person making a communication hereunder by facsimile shall promptly confirm by telephone to the person to whom such communication was addressed each communication made by it by facsimile pursuant hereto. A party may change or supplement the addresses given above, or designate additional addresses, for purposes of this SECTION 12 by giving the other party written notice of the new address in the manner set forth above.

13. HEADINGS. The headings in this Warrant are for purposes of convenience in reference only, and shall not be deemed to constitute a part hereof.

14. LAW GOVERNING. This Warrant shall be construed and enforced in accordance with, and governed by, the laws of the State of California.

15. WAIVER OF JURY TRIAL. The Company and, by acceptance of this Warrant, the Holder each waive all right to trial by jury in any action or proceeding to enforce or defend any rights or remedies hereunder or relating hereto.

16. NO IMPAIRMENT. The Company will not, by amendment of its Certificate of Incorporation or bylaws, or through reorganization, consolidation, merger, dissolution, issue or sale of securities, sale of assets or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Registered Holder of this Warrant against impairment. Without limiting the generality of the foregoing, the Company (a) will not increase the par value of any shares of stock issuable upon the exercise of this Warrant above the amount payable therefore upon such exercise, and (b) will take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and non-assessable shares of Common Stock upon exercise of this Warrant.

17. SEVERABILITY. If any term, provision, covenant or restriction of this Warrant is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Warrant shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

18. COUNTERPARTS. For the convenience of the parties, any number of counterparts of this Warrant may be executed by the parties hereto and each such executed counterpart shall be, and shall be deemed to be, an original instrument.

         IN WITNESS WHEREOF, the parties hereto have executed this Warrant as of the date first set forth above.

                                           Brilliant Digital Entertainment, Inc.


---------------------------------          -------------------------------------
By                                         By

                                           Kevin Bermeister
---------------------------------          -------------------------------------
Printed Name                               Printed Name

                                           Chief Executive Officer
---------------------------------          -------------------------------------
Title                                      Title



                                SIGNATURE PAGE TO
                        WARRANT TO PURCHASE COMMON STOCK

                                    EXHIBIT 1

                               NOTICE OF EXERCISE

                    (To be executed upon exercise of Warrant)

To:      Brilliant Digital Entertainment, Inc.

The undersigned hereby irrevocably elects to exercise the right of purchase represented by the within Warrant Certificate for, and to purchase thereunder, the securities of Brilliant Digital Entertainment, Inc., as provided for therein, and (check the applicable box):

|_| tenders herewith payment of the exercise price in full in the form of cash or a certified or official bank check or wire transfer in same-day funds in the amount of $____________ for _________ such securities.

|_| Elects the Net Issue Exercise option pursuant to Section 2.2 of the Warrant, and accordingly requests delivery of a net of ______________ of such securities.

Please issue a certificate or certificates for such securities in the name of, and pay any cash for any fractional share to (please print name, address and social security number):

Name:
            --------------------------------------------------------------------
Address:
            --------------------------------------------------------------------
Signature:
            --------------------------------------------------------------------

Note: The above signature should correspond exactly with the name on the first page of this Warrant Certificate.

If said number of shares shall not be all the shares purchasable under the within Warrant Certificate, a new Warrant Certificate is to be issued in the name of said undersigned for the balance remaining of the shares purchasable thereunder rounded up to the next higher whole number of shares.

                                    EXHIBIT 2

                                   ASSIGNMENT

          (To be executed only upon assignment of Warrant Certificate)

For value received, the undersigned hereby sells, assigns and transfers unto the parties set forth below all or such portion of the Warrants represented by the within Warrant Certificate set forth below, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint ____________________________ attorney, to transfer said Warrant Certificate on the books of the within-named Company with respect to the number of Warrants set forth below, with full power of substitution in the premises:


--------------------------------------------------------------------------------
 NAME(S) OF ASSIGNEE(S)              ADDRESS                # OF WARRANTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

And if said number of Warrants shall not be all the Warrants represented by the Warrant Certificate, a new Warrant Certificate is to be issued in the name of said undersigned for the balance remaining of the Warrants registered by said Warrant Certificate.


Dated:
             -------------------------------------------------------------------
Signature:
             -------------------------------------------------------------------

Notice: The signature to the foregoing Assignment must correspond to the name as written upon the face of this security in every particular, without alteration or any change whatsoever.

                                    EXHIBIT H

                        WARRANT TO PURCHASE COMMON STOCK
                                       OF
                      BRILLIANT DIGITAL ENTERTAINMENT, INC.


THIS WARRANT AND THE SECURITIES ISSUABLE HEREUNDER HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY OTHER APPLICABLE SECURITIES LAWS AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND SUCH OTHER SECURITIES LAWS. NEITHER THIS WARRANT NOR THE SECURITIES ISSUABLE HEREUNDER MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED, HYPOTHECATED OR OTHERWISE DISPOSED OF, EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO A TRANSACTION THAT IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION.
------------------------------------------------------------------------------


                        WARRANT TO PURCHASE COMMON STOCK
                                       OF
                      BRILLIANT DIGITAL ENTERTAINMENT, INC.

NO. ____                                                      September 26, 2005

THIS CERTIFIES THAT, for value received, ________________, or its permitted registered assigns ("HOLDER"), is entitled, subject to the terms and conditions of this Warrant, including the provisions of SECTION 2.5 below, at any time or from time to time commencing after the Effective Date (as defined below), and before 5:00 p.m. Pacific Time on October 5, 2009 (the "EXPIRATION DATE"), to purchase from Brilliant Digital Entertainment, Inc., a Delaware corporation (the "COMPANY"), up to __________ shares of Common Stock of the Company at an exercise price per share equal to $0.02 (the "PURCHASE PRICE"). Both the number of shares of Common Stock purchasable upon exercise of this Warrant and the Purchase Price are subject to adjustment and change as provided herein.

1. CERTAIN DEFINITIONS. As used in this Warrant the following terms shall have the following respective meanings:

         1.1 "FAIR MARKET VALUE" of a share of Common Stock as of a particular date shall mean:

                  (a) If traded on a securities exchange or the Nasdaq National Market, the Fair Market Value shall be deemed to be the average of the closing prices of the Common Stock of the Company on such exchange or market over the five (5) trading days ending immediately prior to the applicable date of valuation;

                  (b) If traded over-the-counter, the Fair Market Value shall be deemed to be the average of the closing bid and asked quotations averaged over the fifteen
                           (15)-day period ending immediately prior to the applicable date of valuation; and

                  (c) If there is no public market, the Fair Market Value shall be the value thereof, as agreed upon in good faith by the Company and the Holder; provided, however, that if the Company and the Holder cannot agree on such value, such value shall be determined by an independent valuation firm experienced in valuing businesses jointly selected in good faith by the Company and the Holder. Fees and expenses of the valuation firm shall be paid for by the Company.

         1.2 "REGISTERED HOLDER" shall mean any Holder in whose name this Warrant is registered upon the books and records maintained by the Company.

         1.3 "WARRANT" as used herein, shall include this Warrant and any warrant delivered in substitution or exchange therefor as provided herein.

         1.4 "COMMON STOCK" shall mean the Common Stock of the Company and any other securities at any time receivable or issuable upon exercise of this Warrant.

2.       EXERCISE OF WARRANT

         2.1 PAYMENT. Subject to compliance with the terms and conditions of this Warrant and applicable securities laws, this Warrant may be exercised, in whole or in part at any time or from time to time after the Effective Date, and on or before the Expiration Date by the delivery (including, without limitation, delivery by facsimile) of the form of Notice of Exercise attached hereto as EXHIBIT 1 (the "NOTICE OF
                  EXERCISE"), duly executed by the Holder, at the principal office of the Company, and as soon as practicable after such date, surrendering

                  (a) this Warrant at the principal office of the Company, and

                  (b) payment in cash (by check) or by wire transfer of an amount equal to the product obtained by multiplying the number of shares of Common Stock being purchased upon such exercise by the then effective Purchase Price (the "EXERCISE AMOUNT").

         2.2 NET ISSUE EXERCISE. In lieu of the payment methods set forth in SECTION 2.1(b) above, the Holder may elect to exchange all or some of this Warrant for shares of Common Stock equal to the value of the amount of the Warrant being exchanged on the date of exchange. If Holder elects to exchange this Warrant as provided in this SECTION 2.2, Holder shall tender to the Company the Warrant for the amount being exchanged, along with written notice of Holder's election to exchange some or all of the Warrant, and the Company shall issue to Holder the number of shares of the Common Stock computed using the following formula:

                           X =    Y (A-B)
                                -----------
                                     A

                       Where:   X = the  number of shares of Common  Stock to be
                                    issued to Holder.
                                Y = the   number  of  shares  of  Common   Stock
                                    purchasable under the amount of the Warrant being exchanged (as adjusted to the date of such calculation).
                                A = the Fair  Market  Value of one  share of the
                                    Common Stock.
                                B = Purchase  Price (as  adjusted to the date of
                                    such calculation).

         2.3 STOCK CERTIFICATES; FRACTIONAL SHARES. As soon as practicable on or after the date of any exercise of this Warrant but in any event within 5 business days after its receipt of the Exercise Amount, the Company shall issue and deliver to the person or persons designated by the Holder a certificate or certificates for the aggregate number of whole shares of Common Stock issuable upon such exercise, together with cash in lieu of any fraction of a share equal to such fraction of the current Fair Market Value of one whole share of Common Stock as of such date of exercise. No fractional shares or scrip representing fractional shares shall be issued upon an exercise of this Warrant.

         2.4 PARTIAL EXERCISE; EFFECTIVE DATE OF EXERCISE. In case of any partial exercise of this Warrant, the Company shall cancel this Warrant upon surrender hereof and shall execute and deliver a new Warrant of like tenor and date for the balance of the shares of Common Stock purchasable hereunder. This Warrant shall be deemed to have been exercised immediately prior to the close of business on the date of its surrender for exercise as provided above. The person entitled to receive the shares of Common Stock issuable upon exercise of this Warrant shall be treated for all purposes as the holder of record of such shares as of the close of business on the date the Company receives the Notice of Exercise, subject to receipt of the Exercise Amount.

         2.5 ABILITY TO EXERCISE; TERMINATION. Holder may not exercise this Warrant until the date (the "EFFECTIVE DATE") the Company effects a one-for-ten reverse stock split of the Company's Common Stock (the "REVERSE STOCK SPLIT"). If the Reverse Stock Split does not occur on or before January 31, 2006, this Warrant shall terminate and be of no further force or effect.

3. VALID ISSUANCE: TAXES. All shares of Common Stock issued upon the exercise of this Warrant shall be validly issued, fully paid and non-assessable. The Company shall not be required to pay any tax or other charge imposed in connection with any transfer involved in the issuance of any certificate for shares of Common Stock in any name other than that of the Registered Holder of this Warrant, and in such case the Company shall not be required to issue or deliver any stock certificate or security until such tax or other charge has been paid, or it has been established to the Company's reasonable satisfaction that no tax or other charge is due.

4. ADJUSTMENT OF PURCHASE PRICE AND NUMBER OF SHARES. The number of shares of Common Stock issuable upon exercise of this Warrant (or any shares of stock or other securities or property receivable or issuable upon exercise of this Warrant) and the Purchase Price are subject to adjustment upon occurrence of the following events:

         4.1 ADJUSTMENT FOR STOCK SPLITS, STOCK SUBDIVISIONS OR COMBINATIONS OF SHARES. The Purchase Price of this Warrant shall be proportionally decreased and the number of shares of Common Stock issuable upon exercise of this Warrant (or any shares of stock or other securities at the time issuable upon exercise of this Warrant) shall be proportionally increased to reflect any stock split or other subdivision of the Company's Common Stock. The Purchase Price of this Warrant shall be proportionally increased and the number of shares of Common Stock issuable upon exercise of this Warrant (or any shares of stock or other securities at the time issuable upon exercise of this Warrant) shall be proportionally decreased to reflect any reverse stock split, consolidation or combination of the Company's Common Stock.

         4.2 ADJUSTMENT FOR DIVIDENDS OR DISTRIBUTIONS OF STOCK OR OTHER SECURITIES OR PROPERTY. In case the Company shall make or issue, or shall fix a record date for the determination of eligible holders entitled to receive, a dividend or other distribution with respect to the Common Stock (or any shares of stock or other securities at the time issuable upon exercise of the Warrant) payable in (a) securities of the Company (including debt instruments) or (b) assets (excluding cash dividends paid or payable solely out of retained earnings), then, in each such case, the Holder of this Warrant on exercise hereof at any time after the consummation, effective date or record date of such dividend or other distribution, shall receive, in addition to the shares of Common Stock (or such other stock or securities) issuable on such exercise prior to such date, and without the payment of additional consideration therefor, the securities or such other assets of the Company to which such Holder would have been entitled upon such date if such Holder had exercised this Warrant on the date hereof and had thereafter, during the period from the date hereof to and including the date of such exercise, retained such shares and all such additional securities or other assets distributed with respect to such shares as aforesaid during such period giving effect to all adjustments called for by this SECTION 4.

         4.3 RECLASSIFICATION. If the Company, by reclassification of securities or otherwise, shall change any of the securities as to which purchase rights under this Warrant exist into the same or a different number of securities of any other class or classes, this Warrant shall thereafter represent the right to acquire such number and kind of securities as would have been issuable as the result of such change with respect to the securities that were subject to the purchase rights under this Warrant immediately prior to such reclassification or other change, and the Purchase Price therefore shall be appropriately adjusted, all subject to further adjustment as provided in this SECTION 4. No adjustment shall be made pursuant to this SECTION 4.3 upon any conversion or redemption of the Common Stock which is the subject of SECTION 4.5.

         4.4 ADJUSTMENT FOR CAPITAL REORGANIZATION, MERGER OR CONSOLIDATION. In case of any capital reorganization of the capital stock of the Company (other than a combination, reclassification, exchange or subdivision of shares otherwise provided for herein), or any merger or consolidation of the Company with or into another corporation, or the sale of all or substantially all the assets of the Company then, and in each such case, as a part of such reorganization, merger, consolidation, sale or transfer, lawful provision shall be made so that the Holder of this Warrant shall thereafter be entitled to receive upon exercise of this Warrant, during the period specified herein and upon payment of the Purchase Price then in effect, the number of shares of stock or other securities or property (including cash) to which the holder of the shares deliverable upon exercise of this Warrant would have been entitled to receive in such reorganization, consolidation, merger, sale or transfer if this Warrant had been exercised immediately before such reorganization, merger, consolidation, sale or transfer, all subject to further adjustment  as  provided  in this  SECTION  4.  The  foregoing provisions of this SECTION 4.4 shall similarly apply to successive reorganizations, consolidations, mergers, sales and transfers and to the stock or securities of any other corporation that are at the time receivable upon the exercise of this Warrant. If the per-share consideration payable to the Holder hereof for shares in connection with any such transaction is in a form other than cash or marketable securities, then the value of such consideration shall be the value as agreed upon in good faith by the Company and the Holder; provided, however, that if the Company and the Holder cannot agree on such value, such value shall be determined by an independent valuation firm experienced in valuing such property jointly selected in good faith by the Company and the Holder. All Fees and expenses of the valuation firm shall be paid for by the Company. In all events, appropriate adjustment (as determined in good faith by the Company's Board of Directors) shall be made in the application of the provisions of this Warrant with respect to the rights and interests of the Holder after the transaction, to the end that the provisions of this Warrant shall be applicable after that event, as near as reasonably may be, in relation to any shares or other property deliverable after that event upon exercise of this Warrant.

         4.5 CONVERSION OF COMMON STOCK. In case all or any portion of the authorized and outstanding shares of Common Stock of the Company are redeemed or converted or reclassified into other securities or property pursuant to the Company's Certificate of Incorporation or otherwise, or the Common Stock otherwise ceases to exist, then, in such case, the Holder of this Warrant, upon exercise hereof at any time after the date on which the Common Stock is so redeemed or converted, reclassified or ceases to exist (the "TERMINATION DATE"), shall receive, in lieu of the number of shares of Common Stock that would have been issuable upon such exercise immediately prior to the Termination Date, the securities or property that would have been received if this Warrant had been exercised in full and the Common Stock received thereupon had been simultaneously converted immediately prior to the Termination Date, all subject to further adjustment as provided in this Warrant. Additionally, the Purchase Price shall be immediately adjusted such that the aggregate Purchase Price of the maximum number of securities or other property for which this Warrant is exercisable immediately after the Termination Date is equal to the aggregate Purchase Price of the maximum number of shares of Common Stock for which this Warrant was exercisable immediately prior to the Termination Date, all subject to further adjustment as provided herein.

5. CERTIFICATE AS TO ADJUSTMENTS. In each case of any adjustment in the Purchase Price, or number or type of shares issuable upon exercise of this Warrant, the Chief Financial Officer or Controller of the Company shall compute such adjustment in accordance with the terms of this Warrant and prepare a certificate setting forth such adjustment and showing in detail the facts upon which such adjustment is based, including a statement of the adjusted Purchase Price. The Company shall promptly send (by facsimile and by either first class mail, postage prepaid or overnight delivery) a copy of each such certificate to the Holder. In addition, if at any time prior to the Expiration Date:

         5.1      the  Company  shall  declare  any  dividend   payable  in  any
                  securities or make any distribution to its stockholders;

         5.2 the Company shall offer to its stockholders as a class any additional shares of Common Stock or securities convertible into Common Stock or any right to subscribe to Common Stock or securities convertible or exchangeable into Common Stock; or

         5.3 a dissolution or winding up of the Company (other than in connection with a consolidation, merger or sale of all or substantially all of its property, assets and business as an entirety) shall be proposed;

         then in any one or more of such events, the Company shall give notice in writing of such event to the Holder at least 10 days prior to the date fixed as a record date or the date of closing the transfer books for the determination of the stockholders entitled to such dividend, distribution or subscription rights, or for the determination of stockholders entitled to vote on such proposed dissolution, liquidation or winding up. Such notice shall specify such record date or date of the closing of the transfer books, as the case may be.

6. LOSS OR MUTILATION. Upon receipt of evidence reasonably satisfactory to the Company of the ownership of and the loss, theft, destruction or mutilation of this Warrant, and of indemnity reasonably satisfactory to it, and (in the case of mutilation) upon surrender and cancellation of this Warrant, the Company will execute and deliver in lieu thereof a new Warrant of like tenor as the lost, stolen, destroyed or mutilated Warrant.

7. RESERVATION OF COMMON STOCK. The Company hereby covenants that at all times there shall be reserved for issuance and delivery upon exercise of this Warrant such number of shares of Common Stock or other shares of capital stock of the Company as are from time to time issuable upon exercise of this Warrant and, from time to time, will take all steps necessary to amend its Certificate of Incorporation to provide sufficient reserves of shares of Common Stock issuable upon exercise of this Warrant. All such shares shall be duly authorized, and when issued upon such exercise, shall be validly issued, fully paid and non-assessable, free and clear of all liens, security interests, charges and other encumbrances or restrictions on sale and free and clear of all preemptive rights, except encumbrances or restrictions arising under federal or state securities laws. Issuance of this Warrant shall constitute full authority to the Company's Officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for shares of Common Stock upon the exercise of this Warrant.

8. TRANSFER AND EXCHANGE. Subject to the terms and conditions of this Warrant and compliance with all applicable securities laws, this Warrant and all rights hereunder may be transferred to any Registered Holder's parent, subsidiary or affiliate or to any officer, director, partner or member of any such parent, subsidiary or affiliate, in whole or in part, on the books of the Company maintained for such purpose at the principal office of the Company referred to above, by the Registered Holder hereof in person, or by duly authorized attorney, upon surrender of this Warrant properly endorsed and upon payment of any necessary transfer tax or other governmental charge imposed upon such transfer. Upon any permitted partial transfer, the Company will issue and deliver to the Registered Holder a new Warrant or Warrants with respect to the shares of Common Stock not so transferred. Each taker and holder of this Warrant, by taking or holding the same, consents and agrees that when this Warrant shall have been so endorsed, the person in possession of this Warrant may be treated by the Company, and all other persons dealing with this Warrant, as the absolute owner hereof for any purpose and as the person entitled to exercise the rights represented hereby, any notice to the contrary notwithstanding; provided, however that until a transfer of this Warrant is duly registered on the books of the Company, the Company may treat the Registered Holder hereof as the owner for all purposes.

9. RESTRICTIONS ON TRANSFER. By acceptance hereof, the Holder acknowledges that this Warrant and the capital stock of the Company that may be issued upon its exercise have not been registered under the Securities Act, and Holder agrees not to sell, pledge, distribute, offer for sale, transfer or otherwise dispose of this Warrant or any capital stock issued upon its exercise in the absence of (i) an effective registration statement under the Securities Act as to this Warrant or such securities and registration or qualification of this Warrant or such securities under any applicable Blue Sky or state securities laws then in effect, or (ii) an opinion of counsel, reasonably satisfactory to the Company, that such registration and qualification are not required. In the reasonable discretion of the Company, the Company may condition any transfer of all or any portion of this Warrant or the capital stock of the Company that may be issued upon its exercise (other than a disposition satisfying the conditions set forth in clause
         (i) of SECTION 9(i) above) upon the transferee's delivery to the Company of a written agreement, in form and substance reasonably satisfactory to the Company, whereby the transferee makes such representations and warranties to and for the benefit of the Company as are comparable to the representations and warranties of the Holder set forth in SECTION 10 below.

10. COMPLIANCE WITH SECURITIES LAWS. By acceptance of this Warrant, the Holder hereby represents, warrants and covenants that any shares of stock purchased upon exercise of this Warrant shall be acquired for investment only and not with a view to, or for sale in connection with, any distribution thereof; that the Holder has had such opportunity as such Holder has deemed adequate to obtain from representatives of the Company such information as is necessary to permit the Holder to evaluate the merits and risks of its investment in the Company; that the Holder is able to bear the economic risk of holding such shares as may be acquired pursuant to the exercise of this Warrant for an indefinite period; that the Holder understands that the shares of stock acquired pursuant to the exercise of this Warrant will not be registered under the 1933 Act (unless otherwise registered pursuant to exercise by the Holder of the registration rights, if any, granted to the Registered Holder) and will be "restricted securities" within the meaning of Rule 144 under the 1933 Act and that the exemption from registration under Rule 144 will not be available for at least one (1) year from the date of exercise of this Warrant, subject to any special treatment by the SEC for exercise of this Warrant pursuant to SECTION 2.2, and even then will not be available unless a public market then exists for the stock, adequate information concerning the Company is then available to the public, and other terms and conditions of Rule 144 are complied with; and that all stock certificates representing shares of stock issued to the Holder upon exercise of this Warrant or upon conversion of such shares may have affixed thereto a legend substantially in the following form:

                  THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY OTHER APPLICABLE SECURITIES LAWS AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND SUCH OTHER SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED, HYPOTHECATED OR OTHERWISE DISPOSED OF, EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO A TRANSACTION THAT IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION.

11. NO RIGHTS OR LIABILITIES AS STOCKHOLDERS. This Warrant shall not entitle the Holder to any voting rights or other rights as a stockholder of the Company. In the absence of affirmative action by such Holder to purchase Common Stock by exercise of this Warrant or Common Stock upon conversion thereof, no provisions of this Warrant, and no enumeration herein of the rights or privileges of the Holder hereof shall cause such Holder hereof to be a stockholder of the Company for any purpose.

12. NOTICES. Except as may be otherwise provided herein, all notices, requests, waivers and other communications made pursuant to this Agreement shall be in writing and shall be conclusively deemed to have been duly given (a) when hand delivered to the other party; (b) when received when sent by facsimile at the address and number set forth below; (c) three business days after deposit in the U.S. mail with first class or certified mail receipt requested postage prepaid and addressed to the other party as set forth below; or (d) the next business day after deposit with a national overnight delivery service, postage prepaid, addressed to the parties as set forth below with next-business-day delivery guaranteed, provided that the sending party receives a confirmation of delivery from the delivery service provider.

         To Holder:                        To the Company:
                                           BRILLIANT DIGITAL ENTERTAINMENT, INC.
                                           14011 Ventura Blvd., Suite 501
                                           Sharman Oaks, CA 91423
         Attn:                             Attn:    Chief Financial Officer
         Fax Number:                       Fax Number:       (818) 386-2179

         Each person making a communication hereunder by facsimile shall promptly confirm by telephone to the person to whom such communication was addressed each communication made by it by facsimile pursuant hereto. A party may change or supplement the addresses given above, or designate additional addresses, for purposes of this SECTION 12 by giving the other party written notice of the new address in the manner set forth above.

13. HEADINGS. The headings in this Warrant are for purposes of convenience in reference only, and shall not be deemed to constitute a part hereof.

14. LAW GOVERNING. This Warrant shall be construed and enforced in accordance with, and governed by, the laws of the State of California.

15. WAIVER OF JURY TRIAL. The Company and, by acceptance of this Warrant, the Holder each waive all right to trial by jury in any action or proceeding to enforce or defend any rights or remedies hereunder or relating hereto.

16. NO IMPAIRMENT. The Company will not, by amendment of its Certificate of Incorporation or bylaws, or through reorganization, consolidation, merger, dissolution, issue or sale of securities, sale of assets or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Registered Holder of this Warrant against impairment. Without limiting the generality of the foregoing, the Company (a) will not increase the par value of any shares of stock issuable upon the exercise of this Warrant above the amount payable therefore upon such exercise, and (b) will take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and non-assessable shares of Common Stock upon exercise of this Warrant.

17. SEVERABILITY. If any term, provision, covenant or restriction of this Warrant is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Warrant shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

18. COUNTERPARTS. For the convenience of the parties, any number of counterparts of this Warrant may be executed by the parties hereto and each such executed counterpart shall be, and shall be deemed to be, an original instrument.

         IN WITNESS WHEREOF, the parties hereto have executed this Warrant as of the date first set forth above.

                                           Brilliant Digital Entertainment, Inc.


--------------------------------------     -------------------------------------
By                                         By

                                           Kevin Bermeister
--------------------------------------     -------------------------------------
Printed Name                               Printed Name

                                           Chief Executive Officer
--------------------------------------     -------------------------------------
Title                                      Title



                                SIGNATURE PAGE TO
                        WARRANT TO PURCHASE COMMON STOCK

                                    EXHIBIT 1

                               NOTICE OF EXERCISE

                    (To be executed upon exercise of Warrant)

To:      Brilliant Digital Entertainment, Inc.

The undersigned hereby irrevocably elects to exercise the right of purchase represented by the within Warrant Certificate for, and to purchase thereunder, the securities of Brilliant Digital Entertainment, Inc., as provided for therein, and (check the applicable box):

|_| tenders herewith payment of the exercise price in full in the form of cash or a certified or official bank check or wire transfer in same-day funds in the amount of $____________ for _________ such securities.

|_| Elects the Net Issue Exercise option pursuant to Section 2.2 of the Warrant, and accordingly requests delivery of a net of ______________ of such securities.

Please issue a certificate or certificates for such securities in the name of, and pay any cash for any fractional share to (please print name, address and social security number):

Name:
             -------------------------------------------------------------------
Address:
             -------------------------------------------------------------------
Signature:
             -------------------------------------------------------------------

Note: The above signature should correspond exactly with the name on the first page of this Warrant Certificate.

If said number of shares shall not be all the shares purchasable under the within Warrant Certificate, a new Warrant Certificate is to be issued in the name of said undersigned for the balance remaining of the shares purchasable thereunder rounded up to the next higher whole number of shares.

                                    EXHIBIT 2

                                   ASSIGNMENT

          (To be executed only upon assignment of Warrant Certificate)

For value received, the undersigned hereby sells, assigns and transfers unto the parties set forth below all or such portion of the Warrants represented by the within Warrant Certificate set forth below, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint ____________________________ attorney, to transfer said Warrant Certificate on the books of the within-named Company with respect to the number of Warrants set forth below, with full power of substitution in the premises:


--------------------------------------------------------------------------------
 NAME(S) OF ASSIGNEE(S)              ADDRESS                # OF WARRANTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

And if said number of Warrants shall not be all the Warrants represented by the Warrant Certificate, a new Warrant Certificate is to be issued in the name of said undersigned for the balance remaining of the Warrants registered by said Warrant Certificate.


Dated:
             -------------------------------------------------------------------
Signature:
             -------------------------------------------------------------------

Notice: The signature to the foregoing Assignment must correspond to the name as written upon the face of this security in every particular, without alteration or any change whatsoever.

                                    EXHIBIT I

                                PLEDGE AGREEMENT

                  PLEDGE AGREEMENT (the "Pledge Agreement"), dated as of September 26, 2005 by KEVIN BERMEISTER (the "Pledgor" or "Guarantor") in favor of HARRIS TOIBB (the "Toibb"), an individual, as agent (in such capacity, "Agent") for himself and the holders party to the Purchase Agreements, the Extension Agreement and the Notes referenced below (Toibb and the other holders party to such agreements and Notes collectively, "Holders").

                              W I T N E S S E T H:

                  WHEREAS, Brilliant Digital Entertainment, Inc., a Delaware corporation ("BDE" or the "Company") (i) has issued two convertible secured promissory notes dated May 23, 2001 and December 19, 2001, respectively, (as amended to date, the "Notes") guaranteed by certain of its subsidiaries, (ii) has issued to Holders, in connection therewith and in connection with the amendment of such Notes and the Purchase Agreement related thereto (as amended to date, the "Purchase Agreement") and related agreements, warrants to purchase common stock of BDE and (iii) has amended such warrants to purchase common stock, all in accordance with amendments to the Purchase Agreement including but not limited to that certain extension agreement dated as of September 26, 2005 (the "September 2005 Agreement"). (All capitalized terms used in this Pledge Agreement and not otherwise defined herein shall have the meanings set forth in the Purchase Agreement, the Note, the Security Agreement and, unless otherwise defined herein or in the Purchase Agreement, the Security Agreement or the Note, terms defined in Article 9 of the Uniform Commercial Code as in effect in California are used herein as defined therein);

                  WHEREAS, in order to secure the performance of BDE under the Purchase Agreement with respect to the timely completion of the Reverse Stock Split, the issuance of the September Warrants and the decrease in the Conversion Price of the Notes in accordance with the terms of the Purchase Agreement, Pledgor has agreed to grant to the Agent for the benefit of the Holders, a security interest in and to the Pledged Stock Collateral (as defined below); and

                  WHEREAS, the parties hereto desire to set forth their mutual understanding and certain agreements regarding the terms and conditions of the grant of the pledge of the Pledged Stock Collateral.

                  NOW, THEREFORE, in consideration of the foregoing recitals (which are, by this reference, incorporated herein) and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

         1. PLEDGE. As collateral security for the performance in full all obligations of BDE under this "Pledge Agreement," and the Purchase Agreement with respect to the completion of the Reverse Stock Split, the issuance of the September Warrants and the decrease in the Conversion Price of the Notes (collectively, the "Secured Obligations"), Pledgor, hereby absolutely, irrevocably and unconditionally pledges, hypothecates, assigns, transfers, sets over and delivers unto the Agent for the benefit of the Holders, and hereby grants unto the Agent for the benefit of the Holders and unto its successors and assigns, a continuing lien on and security interest in all of the right, title and interest of Pledgor, respectively, in, to and under any and all of the following described property, rights and interests (collectively, the "Pledged Stock Collateral"), to be held in accordance with the provisions hereof and of the Purchase Agreement, as security for the perfection of the Secured Obligations:

                  (a) 790,600 outstanding shares of $0.001 par value common stock of BDE (the "Common Stock"), all of which Common Stock is owned by Pledgor and described more particularly in SCHEDULE A attached hereto;

                  (b) all securities, certificates and instruments representing or evidencing ownership of any of the property described in subsection 1(a) and all proceeds and products of any such property, including without limitation (subject to Section 3) principal, interest, dividends and distributions payable in cash, property or securities, now or hereafter at any time or from time to time received or receivable or otherwise distributed or distributable in respect of or in exchange for any or all of such property; and

                  (c) any substituted or additional property of the kind or type described in this Section 1 required to be supplied under the terms of
Section 2 of this Pledge Agreement.

                  TO HAVE AND TO HOLD the Pledged Stock Collateral, unto the Agent, and unto its successors and assigns; subject, however, to the terms, covenants and conditions hereinafter set forth.

         2. REPRESENTATIONS, WARRANTIES AND COVENANTS OF PLEDGOR. Pledgor hereby represents warrants, covenants and agrees that:

                  (a) Except for the security interest granted hereunder to the Agent, Pledgor is the legal and equitable owner of the number of shares of the Common Stock set forth on SCHEDULE A attached hereto which constitutes all of the Pledged Stock Collateral and holds, and shall, until this Pledge Agreement is terminated, hold, the Pledged Stock Collateral free and clear of all liens, charges, encumbrances and security interests of every kind and nature (other than restrictions on transferability imposed by Federal or state securities laws) and Pledgor has not made (nor shall make at any time while the Pledged Stock Collateral is pledged to the Holders pursuant to this Pledge Agreement or any other document or instrument) any other pledge, assignment, mortgage, hypothecation or transfer of the Pledged Stock Collateral or any portion thereof.

                  (b) Pledgor has the valid right and legal authority to pledge the Pledged Stock Collateral in the manner hereby done or contemplated and will maintain and preserve the security interest granted to Agent hereunder with respect to the Pledged Stock Collateral as a first priority security interest thereon as long as (i) this Pledge Agreement, the Note and the Purchase Agreement shall not have terminated and (ii) the Pledgor shall not have been involuntarily terminated as the CEO of BDE.

                  (c) The Pledged Stock Collateral described on SCHEDULE A has been duly authorized and validly issued and is fully paid and nonassessable.

                  (d) No consent or approval which has not been obtained prior to the date hereof of any governmental body, regulatory authority or securities exchange, was or is necessary as a condition to the validity of the pledge hereunder of the Pledged Stock Collateral, and such pledge is effective to vest in the Agent, the rights of the Agent for the benefit of the Holders in the Pledged Stock Collateral provided for herein. The execution, delivery and performance of this Pledge Agreement by Pledgor and the exercise by Agent for the benefit of the Holders (or by the Holders) of the rights provided for herein will not (i) violate the articles of incorporation or bylaws of BDE, or (ii) violate any decisions, statutes, ordinances, rulings, directions, rules, regulations, orders, writs, decrees, injunctions, permits, certificates, or other requirements of any court or other governmental or public entity applicable to or affecting Pledgor or BDE or any of their respective direct or indirect assets, or (iii) result in a breach of or default under, or would, with the giving of notice or the lapse of time or both, constitute a breach of or default under, or cause or permit the acceleration of any obligation owed under any indenture, mortgage, deed of trust, contract, undertaking, instrument or agreement to which Pledgor or BDE is a party or by which any of them is bound, or to which any of them or any of their respective direct or indirect assets is subject, or (iv) constitute a "transfer of an interest" by Pledgor or an "obligation incurred" by Pledgor that is avoidable by a trustee under Section 548 of the Bankruptcy Code of 1978, as amended, or constitute a "fraudulent conveyance" or "fraudulent transfer" by Pledgor or "fraudulent obligation" of Pledgor within the meanings of the Uniform Fraudulent Conveyance Act or uniform Fraudulent Transfer Act, as enacted in the State of California.

                  (e) Pledgor shall deliver to the Agent for the benefit of the Holders: (i) concurrently with the execution and delivery of this Pledge Agreement, original certificates representing the Pledged Stock Collateral described in SCHEDULE A; and (ii) thereafter each other item of Pledged Stock Collateral promptly upon Pledgor's acquisition thereof. Upon delivery to the Agent, any and all Pledged Stock Collateral shall be accompanied by duly executed powers in blank and by such other instruments or documents as the Agent may reasonably request. In addition, upon the request of the Agent, Pledgor shall take all necessary action to have the pledge of the Pledged Stock Collateral in favor of Agent for the benefit of the Holders pursuant to this Pledge Agreement or any similar document or instrument registered in the permanent records of BDE and its transfer agent and registrar.

                  (f) If BDE issues any securities to Pledgor or any other Person or entity, by way of dividend, stock split or otherwise, such securities shall be pledged and delivered hereunder to the Agent in accordance with Section 2(e) unless otherwise then agreed to in writing by Agent.

                  (g) If, while this Pledge Agreement is in effect, any stock dividend, stock split, reclassification, readjustment, reorganization, merger, consolidation or other change in the capital structure, including the creation of any subscription or other rights or other Pledged Stock Collateral, other than as specifically consented to in writing by the Agent in advance, is proposed to be made by any issuer of Pledged Stock Collateral, all substituted and additional securities or interests issued with respect to the Pledged Stock Collateral shall be evidenced by certificates, shall be endorsed in blank by Pledgor (or other holder thereof), promptly upon receipt thereof or otherwise appropriately transferred to the Agent in negotiable form, and all certificates or instruments evidencing such securities shall be promptly delivered to the Agent to be held under the terms of this Pledge Agreement in the same manner as, a part of, the Pledged Stock Collateral.

                  (h) Until the satisfaction in full of the Secured Obligations or the earlier termination of this Pledge Agreement, Pledgor shall take no action transferring, discharging, canceling, extinguishing or otherwise impairing its right, title and interest in and to, or the security interest of Agent or the Holders.

                  (i) While this Pledge Agreement is in effect, Pledgor shall: (i) promptly notify Agent and the Holders of any event of which Pledgor becomes aware which may cause any material loss or depreciation in the value of the Pledged Stock Collateral; (ii) promptly deliver to Agent and the Holders all material written notices received by it with respect to the Pledged Stock Collateral; and (iii) pay or discharge, prior to delinquency, all taxes, charges, fees, expenses, liens and assessments of every nature levied or imposed upon the Pledged Stock Collateral.

         3.       DIVIDENDS, ETC.

                  (a) So long as any Secured Obligation remains outstanding or unsatisfied under any of this Pledge Agreement or the Purchase Agreement, all rights of Pledgor to receive the dividends, principal and interest payments and other distributions which Pledgor would otherwise be entitled to receive and retain shall cease, and all such rights shall revert to the Agent for the benefit of the Holders, who shall have the sole and exclusive right and authority to receive and retain all such dividends, principal and interest payments and other distributions pursuant to the assignment and grant made hereunder. Any and all money and other property paid over to or received by the Agent pursuant to the provisions of this Section 3(a) shall be additional Pledged Stock Collateral hereunder.

                  (b) So long as any Secured Obligation remains outstanding or unsatisfied and there has not been any default by BDE in performance of the Secured Obligations, all rights of Pledgor to vote the Pledged Stock Collateral or exercise other consensual rights with respect thereto shall remain vested irrevocably in Pledgor; provided, however, that in the event a default has occurred in BDE's performance of the Secured Obligations, then this Pledge Agreement shall constitute an irrevocable proxy in favor of and held solely by Agent for so long as any Secured Obligation to which reference is made herein above shall remain outstanding or unsatisfied.

         4.       DEFAULT; REMEDIES.

                  (a) DEFINED. For purposes of this Pledge Agreement, the term "Event of Default" shall mean BDE's default in its performance of the Secured Obligations.

                  (b) REMEDIES GENERALLY. If an Event of Default shall have occurred, the Agent may retain the Pledged Stock Collateral for the benefit of the Holders or, in addition to all other rights and remedies granted to the Agent for the benefit of the Holders, or to the Holders under the Purchase Agreement, any other pledges or by law or equity, sell, assign, transfer, endorse and deliver the whole or, from time to time, all or any part of the Pledged Stock Collateral at a public sale (without consent) or at a private sale (only with the consent of Pledgor)

(in each case, within the meaning of the Uniform Commercial Code), for cash, upon credit or for other property, for immediate or future delivery, and for such price or prices and on such other terms as are satisfactory to the Agent (in its discretion). Upon consummation of any such sale, the Agent shall have the right to assign, transfer, endorse and deliver to the purchaser or purchasers thereof the Pledged Stock Collateral so sold. Each such purchaser at any such sale shall hold the property sold absolutely free from any claim or right on the part of Pledgor and Pledgor hereby waives (to the full extent permitted by law) all rights of redemption, stay or appraisal which Pledgor now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted. The Agent shall give Pledgor ten days' written notice (which Pledgor agree shall be deemed to be reasonable notification within the meaning of Section 9611, or otherwise, of the Uniform Commercial Code (such Code, as in effect in any relevant jurisdiction or under relevant law, the "Code" or the "Uniform Commercial Code")) of the Agent's intention to make any such public or private sale. Any such sale shall be held at such time or times and at such place or places as the Agent may fix. At any such sale, the Pledged Stock Collateral, or portion thereof to be sold, may be sold as an entirety or in separate portions, as the Agent may, in its discretion, determine. The Agent shall not be obligated to make any sale of the Pledged Stock Collateral if it shall determine not to do so, regardless of the fact that notice of sale of the Pledged Stock Collateral may have been given. The Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. In case sale of all or any part of the Pledged Stock Collateral is made on credit or for future delivery, the Pledged Stock Collateral so sold may be retained by the Agent until the sale price is paid by the purchaser or purchasers thereof, but the Agent shall not incur any liability in case any such purchaser or purchasers shall fail to take up and pay for the Pledged Stock Collateral so sold and, in case of any such failure, such Pledged Stock Collateral may be sold again upon like notice. As an alternative to exercising the power of sale herein conferred upon it, and without prejudice to the right of Agent to proceed at any time under said power of sale or as other wise permitted by law, and without prejudice, the Agent may proceed by suit or suits at law or in equity to fore close this Pledge Agreement and sell the Pledged Stock Collateral or any portion thereof pursuant to judgment or decree of a court or courts having competent jurisdiction. Any sale of, or retention by Agent pursuant to the Code and this Pledge Agreement of, the Pledged Stock Collateral or any part thereof pursuant to this Pledge Agreement will operate to divest all right, title, interest, claim and demand of Pledgor in and to the property sold or so retained. Nevertheless, if requested to do so, Pledgor will execute and deliver, or cause to be executed and delivered, such instruments, endorsements, assignments, waivers, certificates and other documents and take such further action as the Agent shall reasonably request in connection with any such sale or retention.

                  (c) Pledgor recognizes that, by reason of certain prohibitions contained in the Securities Act of 1933, as from time to time amended (the "Securities Act"), and applicable state securities laws, Agent may be compelled, with respect to any sale of all or any part of the Pledged Stock Collateral conducted without prior registration or qualification of such Pledged Stock Collateral under the Securities Act and/or such state securities laws, to limit purchasers to those who will agree, among other things, to acquire the Pledged Stock Collateral for their own account, for investment and not with a view to the distribution or resale thereof or may, for other reasons, limit the number of offerees or the Persons to whom the Pledged Stock Collateral is offered. Pledgor acknowledges that any such sales may be at prices and on terms less favorable to Agent than those obtainable through a public offering without such restrictions (including, without limitation, a public offering made pursuant to a registration statement under the Securities Act) and, notwithstanding such circumstances, Pledgor agrees that any such sale shall be deemed to have been made in a commercially reasonable manner and that Agent shall have no obligation to engage in public offerings and no obligation to delay the sale of any Pledged Stock Collateral for the period of time necessary to permit the issuer thereof to register it for a form of public sale requiring registration under the Securities Act or under applicable state securities laws, even if such issuer would, or should, agree to so register it.

         5. PURCHASE OF PLEDGED STOCK COLLATERAL BY THE AGENT. At any sale of the Pledged Stock Collateral, whether pursuant to power of sale or otherwise hereunder, the Agent may, to the extent permitted by applicable law, bid for and purchase, free from any right of redemption, stay or appraisal (all such rights being hereby waived and released by Pledgor to the extent permitted by law), the Pledged Stock Collateral, or any part thereof or any interest therein and upon compliance with the terms of such sale may hold, retain, exploit, resell or otherwise dispose of such property without further accountability to Pledgor for the proceeds of such sale. Agent shall have the right to credit upon any bid made by Agent for the Pledged Stock Collateral all or any portion of the outstanding indebtedness secured by the Pledged Stock Collateral. Pledgor will execute and deliver, or cause to be executed and delivered, such instruments, endorsements, assignments, waivers, certificates and other documents and take such further action as the Agent shall reasonably request in connection with any such sale.

         6. APPLICATION OF PROCEEDS OF SALE AND CASH. The proceeds of any sale of the whole or any part of the Pledged Stock Collateral, together with any other monies held by the Agent under the provisions of this Pledge Agreement, shall be applied by the Agent first to all reasonable costs of sale of the Pledged Stock Collateral, including, without limitation, reasonable attorneys' fees, and then to the payment in full of all Secured Obligations, in such order as Agent may elect, with any excess proceeds being returned to Pledgor after satisfaction of all other obligations which are secured by the Pledge Collateral or any of it.

         7. WAIVERS OF PLEDGOR. Except as otherwise provided in this Pledge Agreement, PLEDGOR HEREBY WAIVES, TO THE EXTENT PERMITTED BY APPLICABLE LAW , NOTICE OF JUDICIAL HEARING IN CONNECTION WITH THE AGENT'S TAKING POSSESSION OR THE AGENT'S DISPOSITION OF ANY OF THE PLEDGED COLLATERAL, INCLUDING WITHOUT LIMITATION, ANY AND ALL PRIOR NOTICES AND HEARINGS FOR ANY PREJUDGMENT REMEDY OR REMEDIES AND ANY SUCH RIGHT THAT SUCH PLEDGOR WOULD OTHERWISE HAVE UNDER THE CONSTITUTION OR ANY STATUTE OF THE UNITED STATES OR OF ANY STATE, and, to the full extent permitted applicable law, Pledgor hereby further waives:

                  (a) all damages occasioned by such taking of possession except any damages which are the direct result of the Agent's gross negligence, bad faith or willful misconduct;

                  (b) any claims against Agent arising by reason of the fact that Agent retained said Pledged Stock Collateral or that the price at which any Pledged Stock Collateral may have been sold at such a sale was less than the price which might have been obtained in a public offering pursuant to a registration statement, even if Agent accepts the first offer received and does not offer such Pledged Stock Collateral to more than ten (10) offerees provided however that in such event, the Agent will not consummate such sale until a date twenty-one (21) days after the date of such sale, during which time period the Pledgor may purchase the Pledged Stock Collateral on the same terms and at the same price as that which was otherwise satisfactory to Agent;

                  (c) any right to require Agent to: (i) proceed against BDE, any guarantor of any of the Secured Obligations or any other Person or entity; (ii) proceed against or exhaust any other security held from any other Person or entity; (iii) give notice to Pledgor of the terms, time and place of any public or private sale of the Pledged Stock Collateral or any other security, or otherwise comply with Section 9610 et seq. of the Code; (iv) pursue any other remedy in Agent's power; or (v) make or give any presentments, demands for performance, notices of nonperformance, protests, notices of protest or notices of dishonor in connection with any obligations or evidences of indebtedness which constitute in whole or in part the Secured Obligations or in connection with the creation of new or additional Secured Obligations;

                  (d) any defense arising by reason of: (i) any disability or other defense of Pledgor, BDE or any other entity, including, without limitation, any defense based on or arising out of the unenforceability of any of the Secured Obligations, legal or equitable discharge of the Secured Obligations or this Pledge Agreement or any statue of limitations (affecting Pledgor's liability hereunder or BDE's liability there under or the enforcement thereof or hereof; (ii) the cessation from any cause whatsoever, other than payment in full, of the Secured Obligations or the release or substitution of any sureties or guarantors of the Secured Obligations; (iii) any act or omission by Agent which directly or indirectly results in or aids the discharge of Pledgor or BDE any of the Secured Obligations by operation of law or otherwise;
(iv) the release of any other collateral securing the Secured Obligations or the failure by Secured Party to perfect or maintain the perfection of any such other collateral; (v) any modification of the Secured Obligations, including, but not limited to the renewal, extension, acceleration or other change in the time for payment of the Secured Obligations, and any change in the terms of the Secured Obligations, including, but not limited to, any increase or decrease of the rate of interest on the Secured obligations, unless such modification is set forth clearly and unambiguously in a writing signed by BDE and Agent; and (vi) any law limiting the liability of or exonerating guarantors or sureties, including, without limitation, California Civil Code Sections 2809, 2810, 2819, 2845, 2847, 2848, 2849 and 2850;

                  (e) until all the Secured Obligations shall have been paid in full, any right to enforce any remedy which Agent now has or may hereafter have against BDE, or any Person or entity guaranteeing or securing the Secured Obligations and waives any benefit of, or any right to participate in any security whatsoever now or hereafter held by Agent for the Secured obligations; and

                  (f)      all   other   requirements   with   respect   to  the
enforcement of the Agent's rights and powers hereunder.

         8. REMEDIES CUMULATIVE; NO WAIVER. Subject to the limitations set forth in the Purchase Agreement, each right, power and remedy of the Agent provided for herein, in any other agreement pursuant to which a lien is created in favor of the Agent or now or hereafter existing at law or in equity, by statute or other wise, shall be cumulative and concurrent and shall be in addition to every other right, power or remedy of the Agent provided for herein or in such other agreement or now or hereafter existing at law or in equity, by statute or otherwise. No failure or delay on the part of the Agent or Pledgor in exercising any right, power or remedy hereunder or in such other agreement, or now or hereafter existing at law or in equity, by statute or otherwise, shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy. No notice to or demand on Pledgor or Agent hereunder shall, of itself, entitle Pledgor or Agent to any other or further notice or demand in the same, similar or other circumstances.

         9. ADDITIONAL COLLATERAL. Without notice or consent of Pledgor and without impairment of the security interest and rights created by this Pledge Agreement, the Agent may accept from any Person or Persons additional collateral or other security for the Secured Obligations. Neither the creation of the security interest created hereunder nor the acceptance of any such additional collateral or security shall prevent the Agent from resorting to such additional collateral or security or to the Pledged Stock Collateral, in any order without affecting the Agent's rights hereunder.

         10. FURTHER ASSURANCES. Pledgor agrees (i) that such person will cooperate with the Agent to file or record such notices, financing statements, continuation statements or other documents as may be reasonably requested by Agent to perfect the security interest of the Agent hereunder, such instruments to be in form and substance reasonably satisfactory to the Agent, and (ii) that Pledgor shall do such further acts and things and execute and deliver to the Agent such additional proxies, dividend payment instructions, transfer orders, powers, conveyances, assignments, agreements and instruments as the Agent may reasonably request in order to assure and confirm unto the Agent and to effect its rights, powers and remedies hereunder.

         11. PLEDGOR'S OBLIGATIONS ABSOLUTE. The liability of Pledgor under this Pledge Agreement shall remain in full force and effect without regard to, and shall not be released, suspended, discharged, terminated or otherwise affected by (a) any change in the time, place or manner of payment of all or any of the obligations under the Purchase Agreement, the Notes, the Security Agreement, the Guaranty or any of the other related agreements, or in any other term of the Purchase Agreement or any of the other related agreements, any waiver, indulgence, renewal, extension, amendment or modification of or addition, consent or supplement to or deletion from or any other action or inaction under or in respect of the Purchase Agreement or any of the other related agreements or any assignment or transfer thereof; and (b) any furnishing of any additional security for the Purchase or any other obligation under any of the related agreements or any acceptance , thereof or any release or non-perfection of any security interest in property of a Person other than Pledgor.

         12. TERMINATION. Except as otherwise provided herein, upon the earlier of (i) indefeasible performance in full of all Secured Obligations and
(ii) the involuntarily termination of Pledgor's employment as the CEO of BDE, this Pledge Agreement shall terminate and the Agent shall, unless the Pledged Stock Collateral is subject to any other Pledge Agreement or similar documents or instruments in favor of Agent, reassign and redeliver to Pledgor, respectively against receipt and without recourse to Agent, all of the Pledged Stock Collateral hereunder which has not been sold, disposed of, retained or applied by the Agent in accordance with the terms hereof. At such time, this Pledge Agreement shall no longer constitute a lien upon or grant any security interest in any of the Pledged Stock Collateral, and the Agent shall deliver to Pledgor written acknowledgement thereof and of cancellation of this Pledge Agreement in a form reasonably requested by Pledgor. Upon performance in full of all Secured Obligations, the indefeasibility of such performance shall be determined by Agent in its reasonable discretion.

         13.      NOTICES.

                  (a) All notices, consents, waivers, directions, requests, demands or communications ("communications") provided for under this Pledge Agreement shall be in writing, signed by the party giving the same, and shall be personally delivered, or sent by facsimile (provided a copy is deposited in the United States mail on the same date), by prepaid receipted delivery service (such as Federal Express, Express Mail or a courier service), or by United States mail, registered or certified, return receipt requested, postage prepaid, addressed to each such party at its address set forth below:

                  TO THE PLEDGOR:

                  Kevin Bermeister
                  Brilliant Digital Entertainment
                  14011 Ventura Boulevard
                  Suite 501
                  Sherman Oaks, CA  91423

                  Telephone: (818) 386-2180
                  Facsimile: (818) 386-2179

                  WITH A COPY TO:
                  --------------

                  John McIlvery, Esq.
                  Stubbs Alderton & Markiles, LLP
                  15821 Ventura Boulevard
                  Suite 525
                  Encino, CA  91436

                  Telephone: (818) 444-4502
                  Facsimile: (818) 474-8602

                  TO THE AGENT:

                  Harris Toibb
                  6355 Topanga Canyon Boulevard
                  Suite 335
                  Woodland Hills, CA  91367

                  Telephone: (818) 883-3098
                  Facsimile: (818) 883-5636

                  WITH A COPY TO:
                  --------------

                  Ronald L. Fein, Esq.
                  Stutman, Treister & Glatt Professional Corporation 1901 Avenue of the Stars, Twelfth Floor
                  Los Angeles, CA  90067

                  Telephone: (310) 228-5780
                  Facsimile: (310) 228-5788

                  (b) All communications dispatched as set forth above shall be deemed sufficiently given and received by the party for whom intended at the earlier of (i) the time such communication is personally delivered to the addressee or (ii) if sent by registered or certified mail within the continental United States, on the third Business Day after mailing.

                  (c) The inability to deliver any communication to the Person to whom it is addressed as required by this Section 14 because such Person refuses delivery or no longer can be located at that address shall constitute delivery to such Person.

                  (d) Each party may, by written notice to all other parties, specify any other address for the receipt of such communications.

         14. BINDING AGREEMENT; ASSIGNMENT. This Pledge Agreement shall be binding upon and inure to the benefit of the Agent, the Holders, Pledgor and their respective successors and permitted assigns. Neither this Pledge Agreement nor any interest herein or in the Pledged Stock Collateral, or any part thereof, may be assigned by the Pledgor without the written consent of Agent.

         15. GOVERNING LAW; CONSENT TO JURISDICTION. THIS PLEDGE AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA, EXCLUSIVE OF CONFLICTS OF LAWS PRINCIPLES, EXCEPT AS REQUIRED BY MANDATORY PROVISIONS OF LAW AND EXCEPT TO THE EXTENT THAT THE VALIDITY OR THE PERFECTION OF THE SECURITY INTEREST HEREUNDER, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR PLEDGED STOCK COLLATERAL ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN CALIFORNIA. In any action or proceeding brought under any of the Purchase Agreement, this Pledge Agreement or any related agreement or matter, Pledgor and Agent hereby consent to the jurisdiction of any competent court, state or federal within the


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


State of California and consent to service of process by any means authorized by California or federal law as applicable; consent to joinder as a party in any arbitration proceeding brought under any agreements to be bound by the results thereof; consent to arbitrate any dispute hereunder or with respect hereto; and consent to joinder in any such proceedings of all other Persons who may be affected thereby and who are parties to any of such agreements or who are parties to any other document, the obligations under which are secured, directly or indirectly, by a lien on or security interest in any of the Pledged Stock Collateral.

         16. ARBITRATION. Any dispute or controversy arising under, out of, or in connection with or in relation to this Agreement, and any amendments hereto or the breach hereof, shall be determined and settled by arbitration in accordance with this Section 17 and, to the extent not inconsistent with this
Section 17, the Commercial Arbitration Rules then outstanding of the American Arbitration Association or any successor body of similar function.

                  Within five (5) Business Days after (i) receipt of written notice from a party or parties submitting any such dispute to arbitration pursuant to this Section 17 or (ii) mutual agreement to submit such dispute to arbitration, Pledgor shall appoint a disinterested Person as arbitrator on its behalf and Agent shall appoint a disinterested Person on its behalf and that of the Holders (each an "Appointed Arbitrator" and collectively, the "Appointed Arbitrators"). Pledgor and Agent shall each notify the other of such appointments.

                  During the immediately succeeding ten (10) day period, the Appointed Arbitrators shall meet in Los Angeles on a continuous basis to the extent feasible with a view toward finding a resolution of the dispute which is acceptable to both Pledgor and Agent. If no acceptable resolution is found within such 10 day period, within three (3) days following the expiration of such ten-day period, the Appointed Arbitrators shall appoint a third disinterested Person as arbitrator (the "Third Arbitrator"). If the Appointed Arbitrators shall fail to select the Third Arbitrator within such 3 day period, then any party to such arbitration may, upon at least three (3) days' prior notice to the other party to the arbitration, request the Los Angeles County Superior Court to choose an arbitrator to become the Third Arbitrator pursuant to Section 1281.6 of the California Code of Civil Procedure. In any arbitration proceeding involving accounting matters or any other specialized area of knowledge or competence, the arbitrators shall each have substantial knowledge and experience in such specialized area.

                  The arbitrators shall meet within five (5) days after the appointment of the Third Arbitrator and shall make a determination within ten
(10) days after appointment of the Third Arbitrator. Any meeting of the arbitrators shall be held in Los Angeles. Pledgor and Agent shall each make available such information concerning the subject matter of the dispute within its possession as the arbitrators reasonably require. The arbitrators shall be authorized to both determine the amount of any damage award and grant specific performance of the obligations under this Agreement and other equitable relief. The decision of the arbitrators shall be upon the concurrence of at least two
(2) of their number, shall be delivered to each party to such arbitration in writing and shall be final and binding on all parties.

                  Pledgor and Agent shall each have the right to reasonable discovery pursuant to the provisions of Section 1283.05 of the California Code of Civil Procedure during the proceedings. Judgment upon the award rendered by the arbitrators may be entered in any court having jurisdiction thereof. The arbitrators shall determine in what proportion Pledgor and Agent shall bear the cost of the arbitration.

         17. MODIFICATION. This Pledge Agreement may not be amended, revised, waived, extended, changed, discharged, released or terminated orally or by any act or. failure to act on the part of Agent or Pledgor but only by a written instrument or instruments executed by the party against whom enforcement of the amendment, revision, waiver, discharge, release or termination is sought. Any alleged amendment, revision, waiver, discharge, release or termination which is not so documented shall not be effective as to any party.

         18. SEVERABILITY. If any provision of this Pledge Agreement or its application to any party or circumstance shall be determined by any court of competent jurisdiction to be invalid, illegal or unenforceable to any extent, the remainder of this Pledge Agreement or the application of such provision to such person or circumstance, other than those as to which it is determined invalid, illegal or unenforceable, shall not be affected, and each other provision of this Pledge Agreement shall be valid and legal and shall be enforced to the fullest extent permitted by law. It is the intention of the parties that in lieu of each clause or provision of this Pledge Agreement that is invalid, illegal or unenforceable there be added as a part of this Pledge Agreement a clause or provision as similar in terms to such invalid, illegal or unenforceable clause or provision as may be possible and be valid, legal and enforceable.

         19. MERGER OF PRIOR AGREEMENTS. It is understood and agreed that, as of the date hereof, there are no oral agreements, representations, or warranties between Pledgor, the Agent or Holders or their respective Affiliates affecting this Pledge Agreement. This Pledge Agreement supersedes and cancels any and all previous negotiations, arrangements, letters, memoranda, representations, Pledgor, the Agent. The Holders or their respective Affiliates with respect to the subject matter of this Pledge Agreement, excluding any of the matters contained in other documents dated as of the date hereof.

         20. AGENT APPOINTED ATTORNEY-IN-FACT. Pledgor hereby irrevocably appoints Agent as Pledgor's attorney-in-fact, with full authority in the place and stead of Pledgor and in the name of Pledgor or otherwise, from time to time in Agent's reasonable discretion to take any action and to execute any instrument, including but not limited to financing and continuation statements, which Agent may reasonably deem necessary or advisable to accomplish the purposes of this Pledge Agreement, including, without limitation, to receive, indorse and collect all instruments made payable to Pledgor representing any dividend, principal or interest payment or other distribution in respect of the Pledged Stock Collateral or any part thereof (to the extent Agent is entitled thereto pursuant to the terms hereof) and to give full discharge for the same, to ask, demand, collect, sue for, recover, compound, receive and give acquaintance and receipts for moneys due and to become due under or in respect of any of the Pledged Stock Collateral, to execute any endorsements, powers, transfer orders or other documents reasonably necessary to transfer the Pledged Stock Collateral, and to file any claims or take any, action or institute any proceedings which Agent may deem reasonably necessary or desirable for the collection of any of the Pledged Stock Collateral or to enforce the rights of Agent with respect to any of the Pledged Stock Collateral.


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


         21. STANDARD OF CARE. The powers conferred on Agent hereunder with respect to the Pledged Stock Collateral are solely to protect its interest in the Collateral and shall not impose on it any duty to exercise such powers. Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Pledged Stock Collateral in its possession or other collateral held by it if such collateral is accorded treatment substantially equivalent to that which Agent accords its own property consisting of securities, it being understood that Agent shall have no responsibility for (a) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relating to any such collateral, whether or not Agent has or is deemed to have knowledge of such matters, (b) taking any necessary steps (other than steps taken in accordance with the standard of care set forth above to maintain possession of the Pledged Stock Collateral) to preserve rights against any parties with respect to any such collateral, (c) taking any necessary steps to collect or realize upon the Secured Obligations or any guarantee therefor, or any part thereof, or any of the collateral or (d) initiating any action to protect the Pledged Stock Collateral against the possibility of a decline in market value.

         22. CONSTRUCTION. Section headings used herein are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Pledge Agreement. References to "Sections" are to Sections of this Pledge Agreement, and the terms "herein," "hereof," "hereto," "hereunder" and similar terms refer to the Pledge Agreement generally, rather than to the Section in which such term is used, unless otherwise specifically provided. When required by the context, whenever the singular number is used in this Pledge Agreement, the same shall include the plural, and the plural shall include the singular, the masculine gender shall include the feminine and neuter genders, and vice versa. As used in this Pledge Agreement, the term "Agent" shall mean, as of any particular time, the agent for the holders of the Notes as of that particular time (or, after the Remedies Date, the owner of the Pledged Stock Collateral), and the term "Pledgor shall mean, as of any particular time, the signatories to this Agreement as Pledgor, and, so long as the Pledged Stock Collateral remains subject to a security interest in favor of Agent under this Pledge Agreement or any of the other pledge agreements, the term "Pledgor" shall include the successor owner as of that time if known to Agent (other than any successor owner as a result of the exercise by Agent of any remedy hereunder or under any of the other pledge agreements); PROVIDED, HOWEVER, that upon the death or incapacity (or, in the case of a corporation, merger or consolidation; or in the case of a trust, termination of the trustee) of any such Person, the term "Pledgor" shall include the successor of such Person. This Pledge Agreement shall not be construed more strictly against one party hereto than against any other party hereto merely by virtue of the fact that it may have been prepared by counsel for one of the parties.

         23. COUNTERPARTS. This Pledge Agreement may be executed in two or more counterparts, and when so executed, will have the same force and effect as though all signatures appeared on a single document. Any signature page of this Pledge Agreement may be detached from any counterpart without impairing the legal effect of any signatures thereon, and may be attached to it one or more identical in form thereto but having attached to it one or more additional signature pages.

         24. COSTS OF ENFORCEMENT. Pledgor hereby agrees to pay upon demand all reasonable cost and attorneys' fees which may be incurred by Agent in connection with the


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


enforcement of the security interest and other rights created by this Pledge Agreement and the exercise of all remedies available hereunder, whether or not suit is brought. If any party hereto commences an action or proceeding against any other party with respect to the pledge or the interpretation or other enforcement of this Pledge Agreement, then the prevailing party in such action or proceeding, as determined by the court having jurisdiction thereof, shall be entitled to an award of reasonable costs and expenses of litigation, including attorneys' fees, to be paid by the losing party in such amount as is determined by said court having jurisdiction.

         25. TIME OF ESSENCE. Time is of the essence of this Pledge Agreement and of each provision in which time is an element.

         26. INDEMNIFICATION. BDE and Pledgor shall indemnify Agent, its agents, executives, principals, partners, affiliates, attorneys, and employees, against all costs, claims, liabilities and expenses (including, but not limited to, attorneys' fees and charges) incurred by Agent or such other indemnified parties and arising directly or indirectly from BDE's breach of this Pledge Agreement.

         27. PRINCIPAL PLACE OF BUSINESS OF PLEDGOR. The principal place of business of Pledgor is:

                  14011 Ventura Boulevard
                  Suite 501
                  Sherman Oaks, CA  91423

                  Telephone: (818) 386-2180
                  Facsimile: (818) 386-2179


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


                  IN WITNESS Pledgor and the Agent have caused this Pledge Agreement to be executed and delivered as of the day and year first written above.

PLEDGOR:                    KEVIN BERMEISTER


                            ----------------------------------------------------
                            An individual

AGENT:                      HARRIS TOIBB

                            ----------------------------------------------------
                            An individual


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


                                   SCHEDULE A
                               TO PLEDGE AGREEMENT



BRILLIANT DIGITAL ENTERTAINMENT COMMON STOCK, $0.001, PAR VALUE

Certificate #LU 0476 of Brilliant Digital Entertainment, issued to Kevin Bermeister in the amount of 790,600 shares of Brilliant Digital Entertainment Common Stock.


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